(2_FIDELITY_LOGOS)

FIDELITY
CAPITAL APPRECIATION
FUND

ANNUAL REPORT
OCTOBER 31, 1998

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      10  A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             11  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    23  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   27  Notes to the financial statements.

REPORT OF INDEPENDENT   32  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           33

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
What a difference one month can make. The stock and bond markets did an about-face in October, as renewed optimism in many emerging markets and more encouraging corporate earnings forecasts in the U.S. replaced the concerns that had shaped the financial markets in recent months. Equity markets worldwide bounced back strongly, while the major U.S. bond indexes were off slightly as the flight to safety eased.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1998      PAST 1  PAST 5   PAST 10
                                    YEAR    YEARS    YEARS

FIDELITY CAPITAL APPRECIATION       2.56%   83.78%   228.51%

S&P 500 (registered trademark)      21.99%  162.65%  418.35%

Capital Appreciation Funds Average  0.86%   81.75%   270.54%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 240 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1998           PAST 1  PAST 5  PAST 10
                                         YEAR    YEARS   YEARS

FIDELITY CAPITAL APPRECIATION            2.56%   12.94%  12.63%

S&P 500                                  21.99%  21.33%  17.88%

Capital Appreciation Funds Average       0.86%   11.75%  12.83%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Capital Appreciation        S&P 500
             00307                       SP001
  1988/10/31      10000.00                    10000.00
  1988/11/30       9894.07                     9857.00
  1988/12/31      10185.32                    10029.50
  1989/01/31      10684.25                    10763.66
  1989/02/28      10570.21                    10495.64
  1989/03/31      10905.20                    10740.19
  1989/04/30      11411.44                    11297.61
  1989/05/31      11846.78                    11755.16
  1989/06/30      12117.97                    11688.15
  1989/07/31      12902.99                    12743.59
  1989/08/31      12952.95                    12993.37
  1989/09/30      12910.41                    12940.10
  1989/10/31      12374.26                    12639.89
  1989/11/30      12624.46                    12897.74
  1989/12/31      12926.07                    13207.29
  1990/01/31      12335.34                    12321.08
  1990/02/28      12498.57                    12480.02
  1990/03/31      12591.84                    12810.74
  1990/04/30      12148.79                    12490.47
  1990/05/31      12793.93                    13708.29
  1990/06/30      12677.34                    13615.08
  1990/07/31      12436.38                    13571.51
  1990/08/31      11138.34                    12344.64
  1990/09/30      10322.20                    11743.46
  1990/10/31       9987.97                    11692.96
  1990/11/30      10508.75                    12448.33
  1990/12/31      10898.40                    12795.64
  1991/01/31      11355.13                    13353.53
  1991/02/28      12237.08                    14308.30
  1991/03/31      12528.44                    14654.56
  1991/04/30      12575.68                    14689.73
  1991/05/31      12741.05                    15324.33
  1991/06/30      12363.07                    14622.48
  1991/07/31      12835.54                    15303.88
  1991/08/31      12827.67                    15666.59
  1991/09/30      12433.94                    15404.95
  1991/10/31      12189.83                    15611.38
  1991/11/30      11465.37                    14982.24
  1991/12/31      11987.59                    16696.21
  1992/01/31      12687.03                    16385.66
  1992/02/29      13211.61                    16598.67
  1992/03/31      13182.47                    16275.00
  1992/04/30      13561.33                    16753.48
  1992/05/31      13726.47                    16835.58
  1992/06/30      13716.76                    16584.73
  1992/07/31      13784.76                    17263.04
  1992/08/31      13231.04                    16909.15
  1992/09/30      13250.47                    17108.68
  1992/10/31      13328.18                    17168.56
  1992/11/30      13473.90                    17754.01
  1992/12/31      13949.80                    17972.38
  1993/01/31      14340.44                    18123.35
  1993/02/28      14648.89                    18369.83
  1993/03/31      15473.60                    18757.43
  1993/04/30      16215.84                    18303.50
  1993/05/31      16648.81                    18794.03
  1993/06/30      16700.36                    18848.54
  1993/07/31      17061.17                    18773.14
  1993/08/31      17287.96                    19484.64
  1993/09/30      16885.92                    19334.61
  1993/10/31      17875.57                    19734.84
  1993/11/30      17813.71                    19547.36
  1993/12/31      18611.00                    19783.88
  1994/01/31      19622.94                    20456.53
  1994/02/28      19200.74                    19902.16
  1994/03/31      18402.11                    19034.43
  1994/04/30      18514.60                    19278.07
  1994/05/31      18660.82                    19594.23
  1994/06/30      18042.17                    19114.17
  1994/07/31      18435.86                    19741.11
  1994/08/31      19166.99                    20550.50
  1994/09/30      19234.48                    20047.01
  1994/10/31      19122.00                    20498.07
  1994/11/30      19245.73                    19751.53
  1994/12/31      19080.01                    20044.45
  1995/01/31      19653.28                    20564.20
  1995/02/28      20014.69                    21365.58
  1995/03/31      20014.69                    21996.08
  1995/04/30      20575.50                    22643.87
  1995/05/31      20675.20                    23548.94
  1995/06/30      21148.78                    24095.98
  1995/07/31      22158.23                    24895.01
  1995/08/31      22818.74                    24957.49
  1995/09/30      23092.92                    26010.70
  1995/10/31      22071.00                    25917.84
  1995/11/30      22419.95                    27055.64
  1995/12/31      22660.90                    27576.73
  1996/01/31      23700.76                    28515.44
  1996/02/29      23606.23                    28779.78
  1996/03/31      23660.25                    29056.93
  1996/04/30      24051.89                    29485.23
  1996/05/31      24727.12                    30245.65
  1996/06/30      23984.36                    30360.89
  1996/07/31      22633.89                    29019.54
  1996/08/31      23390.15                    29631.56
  1996/09/30      24646.09                    31299.23
  1996/10/31      24673.10                    32162.46
  1996/11/30      26037.08                    34593.62
  1996/12/31      26087.20                    33908.32
  1997/01/31      27255.50                    36026.91
  1997/02/28      26885.79                    36309.36
  1997/03/31      25865.37                    34817.41
  1997/04/30      26412.55                    36896.01
  1997/05/31      28793.52                    39142.24
  1997/06/30      30390.70                    40895.81
  1997/07/31      32756.88                    44149.89
  1997/08/31      32180.13                    41676.62
  1997/09/30      34161.81                    43959.24
  1997/10/31      32032.24                    42491.01
  1997/11/30      32209.70                    44457.91
  1997/12/31      33004.71                    45221.26
  1998/01/31      32391.62                    45721.40
  1998/02/28      35133.50                    49018.83
  1998/03/31      36444.83                    51529.09
  1998/04/30      37313.38                    52047.47
  1998/05/31      35882.83                    51152.77
  1998/06/30      36717.32                    53230.60
  1998/07/31      36478.89                    52663.69
  1998/08/31      28832.29                    45049.58
  1998/09/30      30927.02                    47935.45
  1998/10/30      32851.44                    51834.52
IMATRL PRASUN   SHR__CHT 19981031 19981104 142951 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Capital Appreciation Fund on October 31, 1988. As the chart shows, by October 31, 1998, the value of the investment would have grown to $32,851 - a 228.51% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,835 - a 418.35% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
U.S. equity markets during the
one-year period that ended October
31, 1998, can be summarized in
five words - volatility and
interest-rate cuts. During the first
half of the period, U.S. stocks
posted strong gains as the positive
state of the domestic economy
drove the Dow Jones Industrial
Average and the Standard & Poor's
500 Index to record highs by
mid-July. Despite significant
weakness later in the summer, the
S&P 500 index returned 21.99% for
the 12-month period. On the
other hand, stock prices of smaller
U.S. companies posted weak
results. The Russell 2000 - a
popular measure of
small-capitalization stock
performance - returned -11.84%
during the period. Fueled by low
interest rates, low unemployment
and minimal inflationary pressure,
larger-cap stocks continued their
advance. While turmoil in overseas
markets caused the domestic
market to stumble during August
and September, in general, many
investors viewed the relative
stability of the U.S. economy as a
safe haven against global volatility.
Late in the period, the market
received another boost in the form
of two interest-rate cuts by the
Federal Reserve Board. On the
heels of the interest-rate cuts,
investor confidence improved
based on the belief that the U.S.
could avoid an economic
downturn.
An interview with Harry Lange, Portfolio Manager of Fidelity Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, HARRY?
A. For the 12 months that ended October 31, 1998, the fund returned 2.56%. This trailed the 21.99% return of the Standard & Poor's 500 Index for the same time period. The capital appreciation funds average, as tracked by Lipper Analytical Services, returned 0.86%.
Q. RELATIVE TO THE INDEX AND PEER GROUP, WHAT FACTORS PLAYED KEY ROLES IN SHAPING THE FUND'S PERFORMANCE?
A. The main factor I'd point to was that investors favored stocks of larger-capitalization companies over smaller-sized companies throughout the period. This was spurred primarily by the ongoing volatility in both Asia and Russia. When uncertainty prevails, investors tend to flock to the larger, better-known companies such as the Microsofts and General Electrics of the world. The S&P 500 produced a nice return because the index consisted of many of these types of stocks. On the other hand, while the fund did hold positions in large-cap stocks, almost two-thirds of the portfolio was comprised of small- and mid-cap stocks. For additional perspective, the average stock within the S&P 500 had a market cap of around $40 billion, while the average stock within the fund had a market cap of approximately $4 billion. Thus, this flight to quality on the part of wary investors hurt the fund's performance relative to the index. The fund's return was more in line with that of its Lipper peers, mostly because many of the funds in the group have similar investment profiles.
Q. WITH ALL THE VOLATILITY WE WITNESSED DURING THE PERIOD, DID YOU MAKE ANY ADJUSTMENTS TO YOUR STRATEGIC THINKING?
A. I had to re-think my stance on the U.S. economy. Both the stock market and the economy have performed well over the past few years, and I felt that this economic strength could be sustained. While things were going well, a concept called the "wealth effect" came into play. That is, as investors experienced gains in their portfolios, many were able to funnel some disposable income towards certain luxury items and goods. I tried to take advantage of this trend by investing in names such as cruise-ship operator Royal Caribbean, jeweler Tiffany's and Sun International Hotels, which oversees several high-end resorts. As consumer confidence waned, however, these stocks declined and I began to focus on service-related companies, many of which have long-term contracts with clients and can offer a slight element of stability.
Q. THE FUND'S LARGEST INDUSTRY WEIGHTING AT THE CLOSE OF THE PERIOD WAS IN TECHNOLOGY STOCKS, WITH JUST UNDER 26% OF THE FUND'S INVESTMENTS SPOKEN FOR. HOW DID TECHNOLOGY STOCKS PERFORM?
A. Since many technology companies depend on Asia as a big source of revenue, technology-stock prices went through some turbulence in August and September. This was particularly true of semiconductor companies, many of which ceased making significant capital expenditures. The flip side to this, however, was that the lower stock prices created some nice buying opportunities. In September and October, I added to the fund's positions in semiconductor equipment stocks KLA-Tencor and Teradyne. My general feeling was that these positions had no place to go but up. On a similar note, we also saw a worldwide pickup in personal computer demand towards the end of the period. As a result, the fund's positions in Intel and Micron Technology, to name two, began to bounce back.
Q. HARRY, YOU'VE BEEN BULLISH ON INTERNET-RELATED STOCKS FOR SOME TIME. DID THIS AREA CONTINUE TO HOLD APPEAL DESPITE WHAT MANY FELT WERE UNJUSTIFIABLY HIGH VALUATIONS?
A. While there was a lot of back-and-forth regarding high valuations during the period, I remained a big believer in the Internet. One stock I particularly liked was America Online. The company's valuation and market capitalization per subscriber were very similar to that of a cable TV company and, while AOL's revenues per subscriber were less than those of cable companies, I felt strongly that AOL could increase its customer base rapidly. I think the Internet is the investment story of the decade and is here to stay. I don't think you'll see people going back to the telephone, for instance, to conduct their business. People have fallen in love with the convenience of doing tasks on-line.
Q. COMPARED TO SIX MONTHS AGO, THE FUND HAS SEVERAL NEW ADDITIONS TO ITS TOP-10 LIST OF STOCKS. ANY INTERESTING STORIES?
A. Modis Professional Services caught my eye. Modis is a temporary staffing and consulting company that used to be known as Accustaff. The company decided to sell off its temporary staffing arm and channel its energies into its consulting business. Temporary staffing is quite susceptible to economic conditions and, with economic forecasts down for 1999, this appeared to be a good strategic move.
Q. THREE MEDIA-RELATED STOCKS - VIACOM, COMCAST AND TIME WARNER - OCCUPIED SIGNIFICANT SPOTS IN THE PORTFOLIO AT THE END OF THE PERIOD. WHAT WAS THE APPEAL?
A. All three have performed well for different reasons. As cable TV subscriptions have grown, for instance, both Comcast and Time Warner have benefited. The popularity of the Internet also has played a role, as customers continued to seek faster ways to access the Web. Viacom, which owns the Blockbuster video-store chain, realized good results as Blockbuster regained investor confidence. Blockbuster developed a new sharing arrangement with the major movie studios that allows it to get large numbers of videos at lower costs. Blockbuster, in turn, has developed in-store promotions whereby customers can get a free rental if the movie they want is not on the shelf. Viacom also benefited from its MTV and Nickelodeon franchises, and its movie studio Paramount rode the wave of the hit film TITANIC.
Q. TOGETHER, FINANCE AND RETAIL STOCKS TOTALED AROUND 15% OF THE FUND'S INVESTMENTS AT THE END OF THE PERIOD. HOW DID THESE TWO AREAS PERFORM DURING THE PERIOD?
A. Many finance stocks struggled, especially larger banks with business exposure to emerging-market countries. The situations in both Asia and Russia, for example, translated into tough times for the fund's position in Citicorp. Closer to home, fears of a potential recession caused investors to worry about credit quality, and the fund's holdings in savings and loan Washington Mutual and Dime Bancorp detracted from performance. I cut back on some of the fund's finance investments with emerging-market exposure, but I remained confident in those with more of a domestic flavor. With the challenging consumer backdrop I mentioned, retail stocks also fell somewhat out of favor. I reduced the fund's investments in retail stalwarts such as Home Depot and Wal-Mart, which had been outstanding performers prior to the last couple months of the period.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WHICH PROVED DISAPPOINTING?
A. While I reduced the fund's exposure to retail stocks when consumer confidence turned down, the fund's stake in big retailer Wal-Mart was a positive contributor during the period. Dell Computers was also a big winner, as the company's made-to-order distribution style proved profitable. On a sour note, the fund's positions in hotel chains Host Marriott and Patriot American Hospitality produced poor results.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. I think the story over the next six months again will revolve around the small-cap/big-cap issue. As the period closed, smaller stocks were showing some strength. Whether that's here to stay is anyone's guess, but I'm confident that smaller stocks can perform well over the long-term. In terms of the fund itself, I'll look for opportunities in the business services area and may stick with some economically sensitive stocks. Hopefully, the Federal Reserve Board will continue to make an effort to stave off a recession.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

HARRY LANGE ON THE ROLE
REAL ESTATE INVESTMENT
TRUSTS - OR REITS - PLAYED
IN THE PORTFOLIO DURING
THE PERIOD:
"With the stock market in general
being so precarious during the past
12 months, many investors embarked
on a flight to quality. Some sought
shelter in industries such as
electrical utilities, and Treasury
securities became popular. When I
began looking for some alternatives
in late September and early October,
certain types of REITs caught my
eye.
"Overall, REITs endured a difficult
performance stretch during the
period, but I felt some were still
generating decent yields and I was
able to latch on to a few with
appealing characteristics. For
instance, many REITs had long-term
contracts in which they rented out
facilities for government, corporate
or research use. This element of
long-term, built-in rent - I felt -
provided a degree of stability and
contrasted with hotel REITs. Hotels
seemingly change their room rates
on a daily basis, while these long-term
contracts provide more consistency.
"One good example was Alexandria
Real Estate Equities, a company
which mostly rents space for
research-related purposes. Others
that caught my eye were Equity
Office Properties and Apartment
Investment & Management. At the
end of the period, REITs accounted
for just over 6% of the fund's
investments."

FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
primarily in common stocks
FUND NUMBER: 307
TRADING SYMBOL: FDCAX
START DATE: November 26, 1986
SIZE: as of October 31,
1998, more than $2.2 billion
MANAGER: Harry Lange, since
1996; manager, Fidelity Select
Computers Portfolio, 1992-
1996; Fidelity Select
Technology Portfolio,
1993-1996; Fidelity Select
Electronics Portfolio,
1993-1995; research
director, Fidelity Investments
Far East, 1988-1992; joined
Fidelity in 1987
(checkmark)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                       % OF FUND'S   % OF FUND'S INVESTMENTS
                                       INVESTMENTS   IN THESE STOCKS
                                                     6 MONTHS AGO

Electronic Data Systems Corp.           5.7           4.3

Viacom, Inc. Class B (non-vtg.)         4.1           4.5

Intel Corp.                             3.4           0.0

Comcast Corp. Class A (special)         3.2           2.0

Modis Professional Services, Inc.       2.8           0.0

Washington Mutual, Inc.                 2.8           2.1

Waste Management, Inc.                  2.6           4.8

KLA-Tencor Corp.                        2.6           0.0

Dime Bancorp, Inc.                      2.3           1.8

Time Warner, Inc.                       2.1           1.4


TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1998

                                                % OF FUND'S   % OF FUND'S INVESTMENTS
                                                INVESTMENTS   IN THESE MARKET SECTORS
                                                              6 MONTHS AGO

TECHNOLOGY                                       25.9          21.9

MEDIA & LEISURE                                  17.1          17.6

FINANCE                                          10.6          13.6

CONSTRUCTION & REAL ESTATE                       10.5          7.2

HEALTH                                           5.7           3.3


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998 * AS OF APRIL 30, 1998 **
ROW: 1, COL: 1, VALUE: 92.3
ROW: 1, COL: 2, VALUE: 7.7
STOCKS AND CLOSED-
END INVESTMENT
COMPANIES 97.4%
BONDS 0.2%
SHORT-TERM
INVESTMENTS 2.4%
* FOREIGN
INVESTMENTS 9.4%
STOCKS AND CLOSED-
END INVESTMENT
COMPANIES 92.3%
BONDS 0.0%
SHORT-TERM
INVESTMENTS 7.7%
**FOREIGN
INVESTMENTS 6.1%
ROW: 1, COL: 1, VALUE: 95.40000000000001
ROW: 1, COL: 2, VALUE: 1.2
ROW: 1, COL: 3, VALUE: 3.4



INVESTMENTS OCTOBER 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 92.1%

                                                          SHARES                  VALUE (NOTE 1)
                                                                                  (000S)

AEROSPACE & DEFENSE - 0.0%

Orbital Sciences Corp. (a)                                 40,000                 $ 1,320

BASIC INDUSTRIES - 1.1%

CHEMICALS & PLASTICS - 0.0%

Foamex International, Inc.                                 100,000                 1,094

IRON & STEEL - 0.3%

Bunka Shutter Co. Ltd.                                     1,143,000               2,470

Chubu Steel Plate Co. Ltd.                                 60,000                  83

Tadano Ltd.                                                100,000                 255

Tubos de Acero de Mexico SA ADR                            400,000                 3,400

                                                                                   6,208

PACKAGING & CONTAINERS - 0.6%

Owens-Illinois, Inc. (a)                                   453,100                 13,848

PAPER & FOREST PRODUCTS - 0.2%

Mercer International, Inc. (SBI) (c)                       909,800                 5,402

TOTAL BASIC INDUSTRIES                                                             26,552

CONSTRUCTION & REAL ESTATE - 10.5%

BUILDING MATERIALS - 2.3%

American Standard Companies, Inc. (a)                      400,000                 12,775

Masco Corp.                                                628,200                 17,707

Owens-Corning                                              634,200                 23,029

                                                                                   53,511

CONSTRUCTION - 1.2%

Beazer Homes USA, Inc. (a)                                 200,000                 3,538

Engle Homes, Inc.                                          250,000                 3,219

Higashi Nihon House Co. Ltd.                               50,000                  159

Lennar Corp.                                               880,418                 17,828

Okumura Corp.                                              300,000                 1,304

Wimpey George PLC                                          1,000,000               1,892

                                                                                   27,940

ENGINEERING - 0.1%

Fluor Corp.                                                50,000                  1,941

Stolt Comex Seaway SA                                      54,600                  696

Stolt Comex Seaway SA sponsored ADR Class A                27,300                  282

                                                                                   2,919

COMMON STOCKS - CONTINUED

                                                          SHARES                  VALUE (NOTE 1)
                                                                                  (000S)

CONSTRUCTION & REAL ESTATE - CONTINUED

REAL ESTATE - 0.7%

Excel Legacy Corp. (a)                                     750,800                $ 2,065

LNR Property Corp.                                         90,268                  1,602

Mitsubishi Estate Co. Ltd.                                 200,000                 1,820

Stewart Enterprises, Inc. Class A                          492,100                 11,349

                                                                                   16,836

REAL ESTATE INVESTMENT TRUSTS - 6.2%

Alexandria Real Estate Equities, Inc.                      390,300                 10,416

Apartment Investment & Management Co. Class A              220,100                 7,690

AvalonBay Communities, Inc.                                26,000                  835

CBL & Associates Properties, Inc.                          14,000                  365

Crescent Real Estate Equities, Inc.                        500,000                 12,531

Duke Realty Investments, Inc.                              484,552                 11,569

Equity Office Properties Trust                             725,000                 17,400

Equity Residential Properties Trust (SBI)                  391,200                 16,430

First Washington Realty Trust, Inc.                        100,000                 2,263

Glenborough Realty Trust, Inc.                             333,000                 7,139

Home Properties of N.Y, Inc.                               250,000                 6,719

LTC Properties, Inc.                                       875,800                 14,998

New Plan Excel Realty Trust                                420,960                 9,577

Patriot American Hospitality, Inc. unit                    2,000,071               17,751

Public Storage, Inc.                                       385,300                 10,283

                                                                                   145,966

TOTAL CONSTRUCTION & REAL ESTATE                                                   247,172

DURABLES - 4.3%

AUTOS, TIRES, & ACCESSORIES - 0.2%

Pep Boys-Manny, Moe & Jack                                 100,000                 1,563

Wynn's International, Inc.                                 176,550                 3,321

                                                                                   4,884

CONSUMER ELECTRONICS - 2.3%

Black & Decker Corp.                                       400,000                 20,675

Maytag Corp.                                               503,500                 24,892

Newell Co.                                                 200,000                 8,800

                                                                                   54,367

HOME FURNISHINGS - 0.8%

Furniture Brands International, Inc. (a)                   36,800                  791

COMMON STOCKS - CONTINUED

                                                          SHARES                  VALUE (NOTE 1)
                                                                                  (000S)

DURABLES - CONTINUED

HOME FURNISHINGS - CONTINUED

HON Industries, Inc.                                       238,700                $ 5,057

Leggett & Platt, Inc.                                      500,000                 11,688

                                                                                   17,536

TEXTILES & APPAREL - 1.0%

Galey & Lord, Inc. (a)                                     478,500                 6,520

Kellwood Co.                                               8,500                   232

Polymer Group, Inc. (a)                                    300,000                 2,644

Quaker Fabric Corp. (a)(c)                                 1,564,100               10,753

Supreme International Corp. (a)(c)                         380,000                 4,323

                                                                                   24,472

TOTAL DURABLES                                                                     101,259

ENERGY - 0.7%

ENERGY SERVICES - 0.3%

McDermott International, Inc.                              100,000                 2,931

Pool Energy Services Co. (a)                               163,000                 2,175

R&B Falcon Corp. (a)                                       66,000                  895

                                                                                   6,001

OIL & GAS - 0.4%

Cabot Oil & Gas Corp. Class A                              100,000                 1,700

Cooper Cameron Corp. (a)                                   150,000                 5,213

Newport Petroleum Corp. (a)(d)                             310,000                 1,145

Titan Exploration, Inc. (a)                                338,000                 1,986

                                                                                   10,044

TOTAL ENERGY                                                                       16,045

FINANCE - 10.6%

BANKS - 1.2%

AmSouth Bancorp.                                           75,000                  3,005

Centura Banks, Inc.                                        142,800                 9,853

Comerica, Inc.                                             75,000                  4,838

Fuji International Finance Trust sponsored ADR (a)(d)      29                      246

National Bank of Canada                                    384,100                 5,751

U.S. Bancorp                                               100,000                 3,650

                                                                                   27,343

COMMON STOCKS - CONTINUED

                                                          SHARES                  VALUE (NOTE 1)
                                                                                  (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - 2.4%

Acom Co. Ltd.                                              70,000                 $ 3,923

American Express Co.                                       205,000                 18,117

Associates First Capital Corp.                             65,521                  4,619

Fleet Financial Group, Inc.                                100,000                 3,994

Household International, Inc.                              32,700                  1,196

Jafco Co. Ltd.                                             793,000                 16,932

Providian Financial Corp.                                  100,000                 7,938

                                                                                   56,719

INSURANCE - 0.1%

Fremont General Corp.                                      33,100                  1,634

London Insurance Market Investment Trust PLC               307,000                 848

                                                                                   2,482

SAVINGS & LOANS - 5.5%

Bank United Corp. Class A                                  150,000                 5,977

Charter One Financial, Inc.                                39,270                  1,077

Dime Bancorp, Inc.                                         2,300,000               54,769

Washington Federal, Inc.                                   110,000                 2,936

Washington Mutual, Inc.                                    1,738,000               65,066

                                                                                   129,825

SECURITIES INDUSTRY - 1.4%

Morgan Stanley, Dean Witter & Co.                          200,000                 12,950

Nomura Securities Co. Ltd.                                 2,815,000               21,328

                                                                                   34,278

TOTAL FINANCE                                                                      250,647

HEALTH - 5.7%

DRUGS & PHARMACEUTICALS - 2.2%

Amgen, Inc. (a)                                            200,000                 15,713

Aviron (a)                                                 106,200                 2,018

Chirex, Inc. (a)                                           120,000                 1,830

Elan Corp. PLC ADR (a)                                     300,000                 21,019

King Pharmaceuticals, Inc. (a)                             200,000                 3,113

Lilly (Eli) & Co.                                          100,000                 8,094

Sankyo Co. Ltd.                                            19,000                  430

ViroPharma, Inc. (a)                                       40,100                  727

                                                                                   52,944

COMMON STOCKS - CONTINUED

                                                          SHARES                  VALUE (NOTE 1)
                                                                                  (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES - 3.2%

Arterial Vascular Engineering, Inc. (a)                    700,000                $ 21,525

Biomet, Inc.                                               300,000                 10,181

Gehe AG                                                    50,000                  3,733

Guidant Corp.                                              150,000                 11,475

McKesson Corp.                                             172,300                 13,267

Sofamor/Danek Group, Inc. (a)                              150,000                 15,244

                                                                                   75,425

MEDICAL FACILITIES MANAGEMENT - 0.3%

HEALTHSOUTH Corp. (a)                                      230,800                 2,798

LTC Healthcare, Inc. (a)                                   87,580                  208

Wellpoint Health Networks, Inc. (a)                        50,000                  3,681

                                                                                   6,687

TOTAL HEALTH                                                                       135,056

INDUSTRIAL MACHINERY & EQUIPMENT - 3.6%

ELECTRICAL EQUIPMENT - 0.2%

Energy Conversion Devices, Inc.                            600,000                 4,538

Energy Conversion Devices, Inc. warrants 7/31/01 (a)       400,000                 200

                                                                                   4,738

INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%

Compx International, Inc. (a)                              100,000                 1,925

Hitachi Construction Machinery Co. Ltd.                    826,000                 2,347

PRI Automation, Inc.                                       58,200                  1,008

THK Co. Ltd.                                               450,200                 4,651

Tyco International Ltd.                                    140,000                 8,671

                                                                                   18,602

POLLUTION CONTROL - 2.6%

Waste Management, Inc.                                     1,394,900               62,945

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                             86,285

MEDIA & LEISURE - 17.1%

BROADCASTING - 7.7%

Capstar Broadcasting Corp. Class A (a)                     200,000                 3,475

CBS Corp.                                                  598,179                 16,712

Clear Channel Communications, Inc. (a)                     100,000                 4,556

COMMON STOCKS - CONTINUED

                                                          SHARES                  VALUE (NOTE 1)
                                                                                  (000S)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Comcast Corp. Class A (special)                            1,529,300              $ 75,509

MediaOne Group, Inc.                                       750,000                 31,734

Nielsen Media Research, Inc. (a)                           16,666                  236

Scandinavian Broadcasting Corp. (a)                        41,000                  943

Time Warner, Inc.                                          525,800                 48,801

                                                                                   181,966

ENTERTAINMENT - 5.4%

King World Productions, Inc. (a)                           100,000                 2,625

Royal Carribean Cruises Ltd.                               801,500                 22,342

Viacom, Inc.:

Class A (a)                                                100,600                 5,973

Class B (non-vtg.) (a)                                     1,609,800               96,387

                                                                                   127,327

LEISURE DURABLES & TOYS - 1.3%

Callaway Golf Co.                                          600,000                 6,525

Coachmen Industries, Inc. (c)                              868,500                 20,084

Harley-Davidson, Inc.                                      100,000                 3,875

                                                                                   30,484

LODGING & GAMING - 0.9%

Host Marriott Corp. (a)                                    1,459,500               21,163

PUBLISHING - 1.2%

Playboy Enterprises, Inc.:

Class A (a)(c)                                             25,000                  322

Class B (a)(c)                                             1,957,300               28,136

                                                                                   28,458

RESTAURANTS - 0.6%

Big Buck Brew & Steakhouse, Inc. (a)(c)                    522,500                 1,519

Starbucks Corp. (a)                                        300,000                 13,013

                                                                                   14,532

TOTAL MEDIA & LEISURE                                                              403,930

NONDURABLES - 0.9%

AGRICULTURE - 0.1%

Northland Cranberries, Inc. Class A                        70,000                  761

COMMON STOCKS - CONTINUED

                                                          SHARES                  VALUE (NOTE 1)
                                                                                  (000S)

NONDURABLES - CONTINUED

BEVERAGES - 0.6%

Celestial Seasonings, Inc. (a)                             50,000                 $ 975

Mondavi (Robert) Corp. Class A (a)(c)                      384,100                 13,035

                                                                                   14,010

FOODS - 0.0%

Corn Products International, Inc.                          12,500                  356

HOUSEHOLD PRODUCTS - 0.2%

Clorox Co.                                                 48,600                  5,310

TOTAL NONDURABLES                                                                  20,437

PRECIOUS METALS - 0.4%

Newmont Mining Corp.                                       400,000                 8,500

RETAIL & WHOLESALE - 4.8%

APPAREL STORES - 0.1%

Baker (J.), Inc.                                           431,700                 2,374

Charming Shoppes, Inc. (a)                                 200,000                 750

                                                                                   3,124

GENERAL MERCHANDISE STORES - 0.7%

Wal-Mart Stores, Inc.                                      250,000                 17,250

GROCERY STORES - 0.3%

Meyer (Fred), Inc. (a)                                     28,000                  1,493

Safeway, Inc. (a)                                          100,000                 4,781

                                                                                   6,274

RETAIL & WHOLESALE, MISCELLANEOUS - 3.7%

Action Performance Companies, Inc. (a)                     340,000                 10,158

Amazon.com, Inc. (a)                                       100,000                 12,644

Barbeques Galore Ltd. sponsored ADR (c)                    235,000                 977

Best Buy Co., Inc. (a)                                     500,000                 24,000

Circuit City Stores, Inc. - Circuit City Group             50,000                  1,809

Gadzooks, Inc. (a)(c)                                      500,000                 4,094

Home Depot, Inc.                                           200,000                 8,700

Micro Warehouse, Inc. (a)                                  98,500                  2,149

Oshmans Sporting Goods, Inc. (a)                           100,000                 444

PC Connection, Inc.                                        82,700                  1,261

School Specialty, Inc.                                     382,616                 6,026

COMMON STOCKS - CONTINUED

                                                          SHARES                  VALUE (NOTE 1)
                                                                                  (000S)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED

Senshukai Co. Ltd.                                         723,000                $ 4,494

Staples, Inc. (a)                                          316,050                 10,311

                                                                                   87,067

TOTAL RETAIL & WHOLESALE                                                           113,715

SERVICES - 4.1%

ADVERTISING - 0.5%

Interpublic Group of Companies, Inc.                       100,000                 5,850

Omnicom Group, Inc.                                        100,000                 4,944

                                                                                   10,794

SERVICES - 3.6%

APAC Teleservices, Inc. (a)                                182,800                 1,143

Boron LePore & Associates, Inc. (a)                        100,000                 2,700

Medpartners, Inc. (a)                                      1,033,300               3,681

Modis Professional Services, Inc. (a)                      3,699,000               65,195

Olsten Corp.                                               650,000                 5,972

Sotheby's Holdings, Inc. Class A                           329,000                 7,115

                                                                                   85,806

TOTAL SERVICES                                                                     96,600

TECHNOLOGY - 25.9%

COMMUNICATIONS EQUIPMENT - 0.2%

ACT Networks, Inc. (a)                                     300,000                 2,550

Aiphone Co. Ltd.                                           100,000                 731

Filtronic PLC                                              100,000                 768

                                                                                   4,049

COMPUTER SERVICES & SOFTWARE - 11.9%

4Front Software International, Inc. (a)(c)                 1,015,900               8,254

America Online, Inc.                                       90,000                  11,436

Autodesk, Inc.                                             350,000                 10,916

Catalyst International, Inc. (a)(c)                        533,000                 4,464

CompUSA, Inc. (a)                                          295,800                 4,104

Electronic Data Systems Corp.                              3,281,700               133,513

IMS Health, Inc.                                           50,000                  3,325

Inacom Corp. (a)(c)                                        524,300                 10,158

COMMON STOCKS - CONTINUED

                                                          SHARES                  VALUE (NOTE 1)
                                                                                  (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE - CONTINUED

Micro Focus Group PLC ADR (a)                              75,000                 $ 1,425

Microsoft Corp. (a)                                        110,200                 11,667

Midway Games, Inc. (a)                                     323,387                 3,173

Oracle Corp. (a)                                           1,400,000               41,388

Pegasus Systems, Inc. (a)(c)                               590,500                 10,260

Platinum Technology, Inc. (a)                              200,000                 3,288

Saville Systems PLC sponsored ADR (a)                      200,000                 3,375

Sportsline USA, Inc.                                       200,000                 2,813

Wind River Systems, Inc.                                   100,000                 4,381

Yahoo, Inc. (a)                                            100,000                 13,084

                                                                                   281,024

COMPUTERS & OFFICE EQUIPMENT - 4.1%

Apple Computer, Inc. (a)                                   100,000                 3,713

Dell Computer Corp. (a)                                    100,000                 6,550

EMC Corp. (a)                                              200,000                 12,875

Evans & Sutherland Computer Corp. (a)                      100,000                 1,775

HMT Technology Corp. (a)(c)                                3,293,500               28,406

Ingram Micro, Inc. Class A (a)                             100,000                 4,550

Lexmark International Group, Inc. (a)                      150,000                 10,491

Psion PLC                                                  100,000                 829

Quantum Corp. (a)                                          1,000,000               17,563

Seagate Technology, Inc. (a)                               400,000                 10,550

                                                                                   97,302

ELECTRONIC INSTRUMENTS - 5.1%

Applied Materials, Inc. (a)                                465,500                 16,147

KLA-Tencor Corp. (a)                                       1,653,300               60,965

Kulicke & Soffa Industries, Inc. (a)                       200,000                 3,263

Teradyne, Inc. (a)                                         1,100,000               35,750

Thermo Electron Corp. (a)                                  100,000                 1,994

Thermoquest Corp. (a)                                      300,000                 3,038

Varian Associates, Inc.                                    11,900                  466

                                                                                   121,623

ELECTRONICS - 4.6%

Analog Devices, Inc. (a)                                   200,000                 3,975

C.P. Clare Corp. (a)                                       60,000                  300

Intel Corp.                                                900,000                 80,269

Micron Technology, Inc. (a)                                450,000                 17,100

COMMON STOCKS - CONTINUED

                                                          SHARES                  VALUE (NOTE 1)
                                                                                  (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Solectron Corp. (a)                                        74,600                 $ 4,271

Texas Instruments, Inc.                                    50,000                  3,197

                                                                                   109,112

TOTAL TECHNOLOGY                                                                   613,110

TRANSPORTATION - 0.2%

AIR TRANSPORTATION - 0.2%

Deutsche Lufthansa AG:

(Reg.) (d)                                                 100,000                 2,183

(Reg.)                                                     100,000                 2,183

Transat AT, Inc. (a)                                       82,000                  255

                                                                                   4,621

SHIPPING - 0.0%

Peninsular & Oriental Steam Navigation Co.                 102,378                 1,083

TOTAL TRANSPORTATION                                                               5,704

UTILITIES - 2.2%

CELLULAR - 0.2%

Cable & Wireless Communications PLC (a)                    500,000                 3,768

ELECTRIC UTILITY - 1.2%

Entergy Corp.                                              206,900                 5,948

Niagara Mohawk Power Corp. (a)                             1,360,500               19,897

PG&E Corp.                                                 88,800                  2,703

                                                                                   28,548

TELEPHONE SERVICES - 0.8%

Advanced Communications Group, Inc. (c)                    1,341,400               4,946

AT&T Corp.                                                 94,300                  5,870

France Telecom SA                                          8,300                   580

COMMON STOCKS - CONTINUED

                                                          SHARES                  VALUE (NOTE 1)
                                                                                  (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Telefonos de Mexico SA de CV sponsored ADR representing    100,000                $ 5,281
Class L shares

U.S. WEST, Inc.                                            39,599                  2,272

                                                                                   18,949

TOTAL UTILITIES                                                                    51,265

TOTAL COMMON STOCKS                                                             2,177,597
(Cost $1,991,381)



PREFERRED STOCKS - 0.1%



CONVERTIBLE PREFERRED STOCKS - 0.1%

RETAIL & WHOLESALE - 0.1%

APPAREL STORES - 0.1%

TJX Companies, Inc. Series E, $7.00                       6,000           2,454

NONCONVERTIBLE PREFERRED STOCKS - 0.0%

BASIC INDUSTRIES - 0.0%

METALS & MINING - 0.0%

Freeport-McMoRan Copper & Gold, Inc. depositary shares    9,100           123
representing 0.025 silver denomination pfd.

TOTAL PREFERRED STOCKS                                                    2,577
(Cost $1,183)


CLOSED-END INVESTMENT COMPANIES - 0.1%



Taiwan Fund, Inc.                        100,000                     1,394
(Cost $2,625)

CASH EQUIVALENTS - 7.7%



Taxable Central Cash Fund (b)           181,306,947                181,307
(Cost $181,307)

TOTAL INVESTMENT IN SECURITIES - 100%                          $ 2,362,875
(Cost $2,176,496)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Affiliated company (see Note 7 of Notes to Financial Statements).
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,574,000 or 0.2% of net assets.

INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $2,181,350,000. Net unrealized appreciation aggregated $181,525,000, of which $383,575,000 related to appreciated investment securities and $202,050,000 related to depreciated investment securities.
The fund hereby designates approximately $107,136,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                         OCTOBER 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $2,176,496) -                      $ 2,362,875
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                              16,738

RECEIVABLE FOR FUND SHARES SOLD                                              6,069

DIVIDENDS RECEIVABLE                                                         1,281

INTEREST RECEIVABLE                                                          497

OTHER RECEIVABLES                                                            181

 TOTAL ASSETS                                                                2,387,641

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                 $ 15,417

PAYABLE FOR FUND SHARES REDEEMED                                   2,799

ACCRUED MANAGEMENT FEE                                             694

OTHER PAYABLES AND ACCRUED EXPENSES                                3,281

COLLATERAL ON SECURITIES LOANED, AT VALUE                          73,451

 TOTAL LIABILITIES                                                           95,642

NET ASSETS                                                                  $ 2,291,999

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                             $ 2,031,651

UNDISTRIBUTED NET INVESTMENT INCOME                                          10,189

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                        63,754
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                    186,405
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 118,816 SHARES OUTSTANDING                                  $ 2,291,999

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                     $19.29
SHARE ($2,291,999 (DIVIDED BY) 118,816 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                                 YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                       $ 18,226
DIVIDENDS (INCLUDING $83 RECEIVED FROM AFFILIATED ISSUERS)

SPECIAL DIVIDEND FROM EXCEL LEGACY CORP.                                 3,895

INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $1,010)               4,801

 TOTAL INCOME                                                            26,922

EXPENSES

MANAGEMENT FEE                                               $ 14,037
BASIC FEE

 PERFORMANCE ADJUSTMENT                                       (3,652)

TRANSFER AGENT FEES                                           5,147

ACCOUNTING FEES AND EXPENSES                                  832

NON-INTERESTED TRUSTEES' COMPENSATION                         16

CUSTODIAN FEES AND EXPENSES                                   152

REGISTRATION FEES                                             133

AUDIT                                                         62

LEGAL                                                         15

MISCELLANEOUS                                                 15

 TOTAL EXPENSES BEFORE REDUCTIONS                             16,757

 EXPENSE REDUCTIONS                                           (710)      16,047

NET INVESTMENT INCOME                                                    10,875

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN (LOSS) OF     68,089
 $(8,620) ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                83         68,172

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                        (35,026)

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                 26         (35,000)

NET GAIN (LOSS)                                                          33,172

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 44,047
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                         1998         1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 10,875     $ 7,537
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 68,172       323,049

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     (35,000)     112,433

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          44,047       443,019
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (7,541)      (10,261)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (268,678)    (131,673)

 TOTAL DISTRIBUTIONS                                      (276,219)    (141,934)

SHARE TRANSACTIONS                                        1,197,319    754,230
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            268,785      138,936

 COST OF SHARES REDEEMED                                  (991,353)    (734,679)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          474,751      158,487
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 242,579      459,572

NET ASSETS

 BEGINNING OF PERIOD                                      2,049,420    1,589,848

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 2,291,999  $ 2,049,420
INCOME OF $10,189 AND $8,127, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     59,402       34,789

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  13,905       7,957

 REDEEMED                                                 (49,123)     (35,135)

 NET INCREASE (DECREASE)                                  24,184       7,611




FINANCIAL HIGHLIGHTS
                                             YEARS ENDED OCTOBER 31,

                                    1998       1997     1996     1995      1994
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING          $ 21.66    $ 18.27  $ 17.71  $ 17.00   $ 17.34
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME               .09 C, D   .08 C    .15      .36       .17

 NET REALIZED AND UNREALIZED         .47        4.97     1.81     1.98      1.00
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    .56        5.05     1.96     2.34      1.17

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (.08)      (.12)    (.40)    (.17)     (.10)

 FROM NET REALIZED GAIN              (2.85)     (1.54)   (1.00)   (1.46)    (1.41)

 TOTAL DISTRIBUTIONS                 (2.93)     (1.66)   (1.40)   (1.63)    (1.51)

NET ASSET VALUE, END OF PERIOD      $ 19.29    $ 21.66  $ 18.27  $ 17.71   $ 17.00

TOTAL RETURN A, B                    2.56%      29.83%   11.79%   15.42%    6.97%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 2,292    $ 2,049  $ 1,590  $ 1,660   $ 1,669
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE         .70%       .69%     .87%     1.09%     1.19%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET     .67% E     .66% E   .80% E   1.06% E   1.17% E
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO    .46%       .43%     1.24%    2.31%     1.22%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              121%       176%     205%     87%       124%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM EXCEL LEGACY CORP. WHICH AMOUNTED TO $.04 PER SHARE.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Capital Appreciation Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period,the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,932,195,000 and $2,775,842,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .44% of average net assets after the performance adjustment.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Prior to October 12, 1990, FDC received a deferred sales charge of up to 1%. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $194,000 on sales of shares of the fund.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $438,000 for the period.
5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan.
At period end, the value of the securities loaned and the value of collateral amounted to $71,896,000 and $73,451,000, respectively.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $653,000 under this arrangement.
6. EXPENSE REDUCTIONS -
CONTINUED
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $15,000 and $42,000, respectively, under these arrangements.
7. TRANSACTIONS WITH
AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
DOLLAR AMOUNTS IN THOUSANDS
                                     PURCHASE             SALES                DIVIDEND                  VALUE
AFFILIATE                            COST                 COST                 INCOME
4Front Software International, Inc.  $ 4,400              $ -                  $ -                       $ 8,254
Advanced Communications Group, Inc.    5,316                -                    -                         4,946
Artic Cat, Inc.                        -                    1,692                -                         -
Barbeques Galore Ltd. sponsored ADR    -                    -                    -                         977
Big Buck Brewery & Steakhouse, Inc.    1,343                -                    -                         1,519
Catalyst International, Inc.           1,613                -                    -                         4,464
Coachmen Industries, Inc.              -                    1,766                47                        20,084
Documentum, Inc.                       -                    -                    -                         -
Gadzooks, Inc.                         -                    -                    -                         4,094
HMT Technology Corp.                   13,118               -                    -                         28,406
Inacom Corp.                           -                    3,756                -                         10,158
Major Realty Corp.                     -                    4,419                -                         -
Mercer International, Inc. (SBI)       -                    -                    36                        5,402
Mondavi (Robert) Corp. Class A         4,895                19,785               -                         13,035
Pegasus Systems, Inc                   -                    -                    -                         10,260
Playboy Enterprises, Inc. Class A      -                    -                    -                         322
Playboy Enterprises, Inc. Class B      2,526                -                    -                         28,136
Quaker fabric Corp.                    14,321               -                    -                         10,753
RF Power Products, Inc.                -                    4,425                -                         -
Scheid Vineyards, Inc. Class A         -                    -                    -                         -
Supreme International Corp.            487                  -                    -                         4,323
TOTALS                               $ 48,019             $ 35,843             $ 83                      $ 155,133

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Capital Appreciation Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital Appreciation Fund (a fund of Fidelity Capital Trust) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital Appreciation fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1998

DISTRIBUTIONS


The Board of Trustees of Fidelity Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
PAY DATE            12/8/97    12/7/98
RECORD DATE         12/5/97    12/4/98
DIVIDENDS           $ .08      $ .09
SHORT-TERM
CAPITAL GAINS       $1.92      $-
LONG-TERM
CAPITAL GAINS       $ .93      $ .45
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate           41.67%     -
 20% rate           58.33%     100%

A total of .20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 4% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
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Campbell, CA
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Glendale, CA
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Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Harry W. Lange, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

CAF-ANN-1298  67029
1.538293.101

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuantGrowthSM Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
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 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
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 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDLIETY_LOGO_GRAPHIC) (REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


(2_FIDELITY_LOGOS)

FIDELITY
DISCIPLINED EQUITY
FUND

ANNUAL REPORT
OCTOBER 31, 1998

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    20  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   24  Notes to the financial statements.

REPORT OF INDEPENDENT   28  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           29

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
What a difference one month can make. The stock and bond markets did an about-face in October, as renewed optimism in many emerging markets and more encouraging corporate earnings forecasts in the U.S. replaced the concerns that had shaped the financial markets in recent months. Equity markets worldwide bounced back strongly, while the major U.S. bond indexes were off slightly as the flight to safety eased.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1998  PAST 1  PAST 5   LIFE OF
                                YEAR    YEARS    FUND

FIDELITY DISCIPLINED EQUITY     13.17%  117.38%  422.53%

S&P 500 (registered trademark)  21.99%  162.65%  418.15%

Growth Funds Average            9.61%   110.42%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 28, 1988. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 945 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1998       PAST 1  PAST 5  LIFE OF
                                     YEAR    YEARS   FUND

FIDELITY DISCIPLINED EQUITY          13.17%  16.80%  18.28%

S&P 500                              21.99%  21.33%  18.18%

Growth Funds Average                 9.61%   15.66%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Disciplined Equity          S&P 500
             00315                       SP001
  1988/12/28      10000.00                    10000.00
  1988/12/31      10110.00                    10025.79
  1989/01/31      10980.00                    10759.67
  1989/02/28      10970.00                    10491.76
  1989/03/31      11330.00                    10736.22
  1989/04/30      11920.00                    11293.43
  1989/05/31      12360.00                    11750.81
  1989/06/30      12150.00                    11683.83
  1989/07/31      13130.00                    12738.88
  1989/08/31      13610.00                    12988.56
  1989/09/30      13680.00                    12935.31
  1989/10/31      13250.00                    12635.21
  1989/11/30      13440.00                    12892.97
  1989/12/31      13784.10                    13202.40
  1990/01/31      12825.74                    12316.52
  1990/02/28      13131.60                    12475.40
  1990/03/31      13661.76                    12806.00
  1990/04/30      13274.34                    12485.85
  1990/05/31      14497.78                    13703.22
  1990/06/30      14650.71                    13610.04
  1990/07/31      14599.73                    13566.49
  1990/08/31      13182.58                    12340.08
  1990/09/30      12428.12                    11739.11
  1990/10/31      12254.80                    11688.64
  1990/11/30      13233.55                    12443.72
  1990/12/31      13676.69                    12790.90
  1991/01/31      14479.98                    13348.58
  1991/02/28      15637.96                    14303.01
  1991/03/31      16013.52                    14649.14
  1991/04/30      16159.57                    14684.30
  1991/05/31      16785.50                    15318.66
  1991/06/30      15909.20                    14617.07
  1991/07/31      16702.05                    15298.22
  1991/08/31      17098.47                    15660.79
  1991/09/30      17035.88                    15399.25
  1991/10/31      17463.60                    15605.60
  1991/11/30      16806.37                    14976.70
  1991/12/31      18603.46                    16690.03
  1992/01/31      18983.82                    16379.60
  1992/02/29      19444.88                    16592.53
  1992/03/31      19202.82                    16268.98
  1992/04/30      19444.88                    16747.29
  1992/05/31      19479.46                    16829.35
  1992/06/30      19283.51                    16578.59
  1992/07/31      20205.61                    17256.65
  1992/08/31      19721.51                    16902.89
  1992/09/30      19848.30                    17102.35
  1992/10/31      19905.93                    17162.21
  1992/11/30      20620.56                    17747.44
  1992/12/31      21063.98                    17965.73
  1993/01/31      21471.19                    18116.64
  1993/02/28      21335.45                    18363.03
  1993/03/31      21989.46                    18750.49
  1993/04/30      21261.41                    18296.73
  1993/05/31      21915.42                    18787.08
  1993/06/30      22310.29                    18841.56
  1993/07/31      22199.24                    18766.20
  1993/08/31      23211.10                    19477.43
  1993/09/30      23939.14                    19327.46
  1993/10/31      24037.86                    19727.54
  1993/11/30      23297.48                    19540.12
  1993/12/31      23999.42                    19776.56
  1994/01/31      25174.30                    20448.96
  1994/02/28      24870.68                    19894.80
  1994/03/31      23629.79                    19027.38
  1994/04/30      24329.44                    19270.93
  1994/05/31      24184.23                    19586.98
  1994/06/30      23497.78                    19107.10
  1994/07/31      24078.62                    19733.81
  1994/08/31      25306.31                    20542.90
  1994/09/30      24580.26                    20039.59
  1994/10/31      25002.69                    20490.49
  1994/11/30      24250.23                    19744.22
  1994/12/31      24721.07                    20037.03
  1995/01/31      24335.23                    20556.59
  1995/02/28      25534.08                    21357.68
  1995/03/31      26167.95                    21987.94
  1995/04/30      26843.16                    22635.49
  1995/05/31      27669.96                    23540.23
  1995/06/30      28910.14                    24087.07
  1995/07/31      30660.18                    24885.80
  1995/08/31      30770.42                    24948.26
  1995/09/30      32024.39                    26001.08
  1995/10/31      31748.79                    25908.25
  1995/11/30      32217.31                    27045.62
  1995/12/31      31892.82                    27566.52
  1996/01/31      32449.09                    28504.89
  1996/02/29      32804.48                    28769.13
  1996/03/31      32959.00                    29046.17
  1996/04/30      33623.44                    29474.32
  1996/05/31      34504.20                    30234.46
  1996/06/30      34009.73                    30349.65
  1996/07/31      32109.14                    29008.80
  1996/08/31      32758.13                    29620.60
  1996/09/30      34318.77                    31287.65
  1996/10/31      35338.60                    32150.56
  1996/11/30      37331.90                    34580.82
  1996/12/31      36712.62                    33895.77
  1997/01/31      38828.09                    36013.58
  1997/02/28      38478.29                    36295.93
  1997/03/31      37162.37                    34804.53
  1997/04/30      38528.26                    36882.36
  1997/05/31      40993.54                    39127.76
  1997/06/30      42825.84                    40880.68
  1997/07/31      46940.18                    44133.56
  1997/08/31      44691.45                    41661.20
  1997/09/30      47839.67                    43942.98
  1997/10/31      46173.95                    42475.28
  1997/11/30      47806.36                    44441.46
  1997/12/31      48941.39                    45204.52
  1998/01/31      48979.24                    45704.49
  1998/02/28      52821.12                    49000.69
  1998/03/31      55622.10                    51510.02
  1998/04/30      56606.23                    52028.21
  1998/05/31      55243.59                    51133.85
  1998/06/30      56681.93                    53210.90
  1998/07/31      55319.29                    52644.21
  1998/08/31      46973.14                    45032.91
  1998/09/30      49263.13                    47917.71
  1998/10/30      52253.36                    51815.34
IMATRL PRASUN   SHR__CHT 19981031 19981104 150154 R00000000000122

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Disciplined Equity Fund on December 28, 1988, when the fund started. As the chart shows, by October 31, 1998, the value of the investment would have grown to $52,253 - a 422.53% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,815 - a 418.15% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
U.S. equity markets during the
one-year period that ended October
31, 1998, can be summarized in
five words - volatility and
interest-rate cuts. During the first
half of the period, U.S. stocks
posted strong gains as the positive
state of the domestic economy
drove the Dow Jones Industrial
Average and the Standard & Poor's
500 Index to record highs by
mid-July. Despite significant
weakness later in the summer, the
S&P 500 index returned 21.99% for
the 12-month period. On the
other hand, stock prices of smaller
U.S. companies posted weak
results. The Russell 2000 - a
popular measure of
small-capitalization stock
performance - returned -11.84%
during the period. Fueled by low
interest rates, low unemployment
and minimal inflationary pressure,
larger-cap stocks continued their
advance. While turmoil in overseas
markets caused the domestic
market to stumble during August
and September, in general, many
investors viewed the relative
stability of the U.S. economy as a
safe haven against global volatility.
Late in the period, the market
received another boost in the form
of two interest-rate cuts by the
Federal Reserve Board. On the
heels of the interest-rate cuts,
investor confidence improved
based on the belief that the U.S.
could avoid an economic
downturn.
An interview with Bradford Lewis, Portfolio Manager of Fidelity Disciplined Equity Fund
Q. HOW DID THE FUND PERFORM, BRAD?
A. For the 12 months that ended October 31, 1998, the fund returned 13.17%. During the same time period, the Standard & Poor's 500 Index returned 21.99% and the growth funds average tracked by Lipper Analytical Services returned 9.61%.
Q. WHY DID THE FUND UNDERPERFORM THE S&P 500 BUT OUTPERFORM THE PEER GROUP DURING THE 12-MONTH PERIOD?
A. The "market cap" effect detracted from the performance of actively managed growth funds, such as this one, during the past year. This means that the largest-capitalization stocks in the S&P 500 generated the highest returns, leaving the majority of smaller-cap stocks lagging behind. For instance, the capitalization-weighted return of the S&P 500 - meaning that stocks with larger market caps are more heavily weighted - was 21.99%. These same 500 stocks generated an average return of only 4.41% when giving each stock an equal weighting. Even more telling is that the Russell 2000, an index of smaller-cap stocks, generated a return of -11.84% - lagging the S&P 500 by a staggering 33.83 percentage points. Because this fund tends to hold far more smaller-cap stocks than the S&P 500, the fund underperformed that index during the past year. If the "market cap" effect is removed, the portfolio performed relatively well by picking individual stocks, allowing it to outperform its peer group.
Q. WHY HAVE LARGE-CAP STOCKS DONE SO WELL THIS YEAR?
A. Three words . . . flight to safety. Financial markets are much more global today than they were 10 years ago. When Asian markets tumbled in the fall of 1997, a huge amount of foreign money sought refuge in the highest-quality bonds and household-name stocks in the most creditworthy nations in the West - particularly the United States. The same type of movement occurred over the past few months when global markets were shaken by news of Russia's default, a possible presidential impeachment and the collapse of Long-Term Capital Management, a U.S. hedge fund.
Q. WHY DOESN'T THIS FUND INVEST MORE HEAVILY IN LARGE-CAP STOCKS?
A. The very largest stocks in the market are intensely researched and efficiently priced. Research has revealed that my quantitative work has been less effective in differentiating between winning and losing large-cap stocks than in selecting mid-cap and small-cap stocks. That said, small-cap stocks have underperformed the S&P 500 for 55 months now and, quite frankly, nobody knows when that trend will end. For the time being, I have increased the portfolio's exposure to larger-cap stocks to the exposure level of the peer group. It is important to remember that the size effect does work both ways over the course of a market cycle. From 1991 to 1993 - when the Russell 2000 last outperformed the S&P 500 - the fund also beat the S&P 500 by a total
20.92 percentage points.
Q. WHICH OF THE FUND'S HOLDINGS PERFORMED WELL AND WHY?
A. Dell Computer, Lucent Technologies, Schering-Plough, General Electric and Microsoft were the largest contributors to the fund's return during the past year. Each of these companies delivered reliable and above-average earnings growth throughout the period. Notably, the average market capitalization of these stocks is quite large at about $166 billion.
Q. WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?
A. ENSCO International, Rowan Companies and USX were the three biggest detractors from the fund's returns. Earnings disappointments were the story here. ENSCO and Rowan are energy companies that were ravaged by a 35% decline in the price of crude oil over the past year. Similarly, the global fundamentals of the steel business have not been much better, hence USX's decline. The fund sold its positions in these three stocks by the end of the period.
Q. WHAT'S YOUR OUTLOOK?
A. I am reasonably optimistic about the market and the positioning of the fund. Unless Latin America suffers a financial setback, we are running out of possibilities for a global crisis. Domestically, it appears the markets will no longer be spooked by the specter of a presidential impeachment. All of this is good news for the market overall. A particular plus for the fund is that smaller-cap stocks are getting awfully cheap relative to large-caps. The trailing price-to-earnings ratio (P/E) of the Russell 2000 is 14% less than the S&P 500, while the Russell's quarterly revenue growth is 109% higher than the S&P 500's. At the end of the period, the fund's valuation numbers also looked attractive compared to the S&P 500's. The fund's P/E is 19% less, its revenue growth is 53% more and 73% of the companies in the fund have had their consensus earnings-per-share estimates increased in the last month versus only 52% for the S&P 500. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BRAD LEWIS ON FUTURES
CONTRACTS:
"PLEASE NOTE THAT THE FUND DID NOT
HOLD ANY FUTURES CONTRACTS AT THE
END OF THE PERIOD. FUTURES BASED
ON THE S&P 500 - OR CONTRACTS TO
BUY THAT INDEX AT A FUTURE DATE -
HAVE FREQUENTLY BEEN HELD IN THE
PORTFOLIO TO HANDLE SHAREHOLDER
REDEMPTIONS. IN THE PAST FEW YEARS,
I HAD TO AGGRESSIVELY SELL STOCKS TO
MEET SHAREHOLDER REDEMPTIONS -
CAUSING ADVERSE CONSEQUENCES
ON THE FUND'S SHARE PRICE AND NET
ASSET VALUE. ON TWO OCCASIONS,
THESE REDEMPTIONS OCCURRED AFTER
SOME INDUSTRY NEWSLETTERS
RECOMMENDED AGGRESSIVE TRADING IN
MY FUNDS. SUBSEQUENTLY, I HELD
MORE CASH AND FUTURES IN THE
PORTFOLIO FOR REDEMPTION PURPOSES.
FUTURES ARE EXTREMELY LIQUID
BECAUSE LARGE DOLLAR QUANTITIES CAN
BE SOLD QUICKLY AT A RELATIVELY LOW
COST.
"OVER THE PAST SEVERAL YEARS, I HAVE
DISCOURAGED THE NEWSLETTER CROWD
FROM COVERING THE PORTFOLIOS I
MANAGE AND SHAREHOLDER VOLATILITY
HAS INDEED ABATED. THE
JULY-SEPTEMBER BEAR MARKET WAS
AN EXCELLENT TEST OF SHAREHOLDER
STAYING POWER AND, FORTUNATELY,
REDEMPTIONS WERE ONLY MODEST. AT
BEST, FUTURES CONTRACTS CAN ONLY
MIMIC THE RETURNS OF THE
BENCHMARK, SO THEY ARE DESTINED TO
UNDERPERFORM THE MARKET AFTER
ACCOUNTING FOR FUND EXPENSES. HENCE,
GIVEN THE STABLE SHAREHOLDER BASE, I
HAVE RETURNED TO MANAGING A PORTFOLIO
THAT IS INVESTED MAINLY IN COMMON
STOCKS AND FREE OF S&P 500
FUTURES."

FUND FACTS
GOAL: TO INCREASE THE VALUE
OF THE FUND'S SHARES BY NORMALLY
INVESTING AT LEAST 65% OF THE
FUND'S TOTAL ASSETS IN A
DIVERSIFIED PORTFOLIO OF COMMON
STOCKS USING QUANTITATIVE AND
FUNDAMENTAL RESEARCH
FUND NUMBER: 315
TRADING SYMBOL: FDEQX
START DATE: DECEMBER 28, 1988
SIZE: AS OF OCTOBER 31,
1998, MORE THAN $2.8 BILLION
MANAGER: BRADFORD LEWIS, SINCE
INCEPTION; MANAGER, FIDELITY
STOCK SELECTOR, SINCE 1990;
FIDELITY SMALL CAP SELECTOR,
SINCE 1993; JOINED FIDELITY
IN 1985
(CHECKMARK)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                       % OF FUND'S   % OF FUND'S INVESTMENTS
                                       INVESTMENTS   IN THESE STOCKS
                                                     6 MONTHS AGO

Schering-Plough Corp.                   3.9           1.4

Microsoft Corp.                         3.4           2.9

General Electric Co.                    3.2           1.9

Fannie Mae                              3.0           0.9

Amgen, Inc.                             2.2           0.8

Heinz (H.J.) Co.                        2.2           1.6

Intel Corp.                             2.1           0.0

Dell Computer Corp.                     2.1           2.1

Allstate Corp.                          1.9           1.6

Wal-Mart Stores, Inc.                   1.9           1.1


TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1998

                                                % OF FUND'S   % OF FUND'S INVESTMENTS
                                                INVESTMENTS   IN THESE MARKET SECTORS
                                                              6 MONTHS AGO

TECHNOLOGY                                       16.1          12.6

HEALTH                                           14.0          9.0

FINANCE                                          12.8          14.0

UTILITIES                                        12.1          8.2

NONDURABLES                                      8.6           5.7


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998 * AS OF APRIL 30, 1998 **
ROW: 1, COL: 1, VALUE: 2.8
ROW: 1, COL: 2, VALUE: 97.2
STOCKS AND
EQUITY FUTURES 93.2%
SHORT-TERM
INVESTMENTS 6.8%
*FOREIGN
INVESTMENTS 1.8%
STOCKS 97.2%
SHORT-TERM
INVESTMENTS 2.8%

**FOREIGN
INVESTMENTS 2.6%
ROW: 1, COL: 1, VALUE: 6.8
ROW: 1, COL: 2, VALUE: 93.2



INVESTMENTS OCTOBER 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 97.2%

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

AEROSPACE & DEFENSE - 1.7%

AEROSPACE & DEFENSE - 1.7%

Advanced Aerodynamics & Structures, Inc. Class A (a)    150,000                $ 413

Gulfstream Aerospace Corp. (a)                          100,000                 4,425

Sundstrand Corp.                                        150,000                 7,041

United Technologies Corp.                               367,600                 35,014

                                                                                46,893

DEFENSE ELECTRONICS - 0.0%

Raytheon Co. Class A                                    18,837                  1,055

TOTAL AEROSPACE & DEFENSE                                                       47,948

BASIC INDUSTRIES - 2.1%

CHEMICALS & PLASTICS - 0.4%

Millennium Chemicals, Inc.                              250,000                 6,094

Solutia, Inc.                                           200,000                 4,388

                                                                                10,482

METALS & MINING - 1.6%

Aluminum Co. of America                                 461,000                 36,534

Martin Marietta Materials, Inc.                         120,000                 5,888

Superior Telecom, Inc.                                  72,000                  3,096

                                                                                45,518

PAPER & FOREST PRODUCTS - 0.1%

Pentair, Inc.                                           90,000                  3,386

TOTAL BASIC INDUSTRIES                                                          59,386

CONSTRUCTION & REAL ESTATE - 1.3%

BUILDING MATERIALS - 1.0%

Crane Co.                                               84,000                  2,420

Lafarge Corp.                                           114,000                 3,840

Southdown, Inc.                                         94,000                  5,117

USG Corp.                                               192,000                 9,156

Vulcan Materials Co.                                    61,000                  7,236

                                                                                27,769

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

CONSTRUCTION & REAL ESTATE - CONTINUED

CONSTRUCTION - 0.3%

Centex Corp.                                            166,000                $ 5,561

Fleetwood Enterprises, Inc.                             60,000                  1,935

                                                                                7,496

TOTAL CONSTRUCTION & REAL ESTATE                                                35,265

DURABLES - 3.6%

AUTOS, TIRES, & ACCESSORIES - 1.9%

Ford Motor Co.                                          834,000                 45,245

Navistar International Corp. (a)                        100,000                 2,088

PACCAR, Inc.                                            145,000                 6,326

                                                                                53,659

CONSUMER ELECTRONICS - 0.7%

Maytag Corp.                                            364,000                 17,995

HOME FURNISHINGS - 0.3%

Miller (Herman), Inc.                                   384,000                 8,472

TEXTILES & APPAREL - 0.7%

Nautica Enterprises, Inc. (a)                           150,000                 3,103

VF Corp.                                                415,000                 17,352

                                                                                20,455

TOTAL DURABLES                                                                  100,581

ENERGY - 6.2%

OIL & GAS - 6.2%

Amerada Hess Corp.                                      300,000                 16,575

Ashland, Inc.                                           120,800                 5,814

Chevron Corp.                                           420,000                 34,230

Coastal Corp. (The)                                     280,000                 9,870

Exxon Corp.                                             478,000                 34,058

Mobil Corp.                                             445,000                 33,681

Texaco, Inc.                                            657,000                 38,968

                                                                                173,196

FINANCE - 12.8%

BANKS - 1.1%

AmSouth Bancorp.                                        223,050                 8,936

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Capital One Financial Corp.                             125,000                $ 12,719

Comerica, Inc.                                          160,500                 10,352

                                                                                32,007

FEDERAL SPONSORED CREDIT - 4.6%

Fannie Mae                                              1,174,000               83,134

Freddie Mac                                             801,000                 46,058

                                                                                129,192

INSURANCE - 6.5%

Allstate Corp.                                          1,224,000               52,709

Ambac Financial Group, Inc.                             122,400                 7,122

American General Corp.                                  150,000                 10,275

Annuity & Life Re Holdings Ltd.                         2,800                   65

CMAC Investments Corp.                                  18,000                  754

Conseco, Inc.                                           216,000                 7,493

Everest Reinsurance Holdings, Inc.                      155,000                 5,338

Financial Security Assurance Holdings Ltd.              35,000                  1,743

Fremont General Corp.                                   40,000                  1,975

Horace Mann Educators Corp.                             6,600                   189

Lincoln National Corp.                                  288,400                 21,882

Mercury General Corp.                                   82,000                  3,485

MGIC Investment Corp.                                   342,200                 13,346

Nationwide Financial Services, Inc. Class A             100,000                 4,150

Old Republic International Corp.                        367,500                 6,983

Protective Life Corp.                                   110,000                 4,077

Reliastar Financial Corp.                               281,101                 12,316

SunAmerica, Inc.                                        334,500                 23,582

Transatlantic Holdings, Inc.                            40,500                  3,159

Travelers Property Casualty Corp. Class A               80,000                  2,455

                                                                                183,098

SECURITIES INDUSTRY - 0.6%

MIPS Technologies, Inc. (a)                             3,600                   83

Schwab (Charles) Corp.                                  350,000                 16,778

                                                                                16,861

TOTAL FINANCE                                                                   361,158

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

HEALTH - 14.0%

DRUGS & PHARMACEUTICALS - 9.4%

American Home Products Corp.                            231,000                $ 11,261

Amgen, Inc. (a)                                         790,700                 62,119

Aquila Biopharmaceuticals, Inc. (a)                     7,629                   22

Lilly (Eli) & Co.                                       600,000                 48,563

Rexall Sundown, Inc. (a)                                100,000                 1,794

Schering-Plough Corp.                                   1,080,400               111,136

Warner-Lambert Co.                                      385,000                 30,174

                                                                                265,069

MEDICAL EQUIPMENT & SUPPLIES - 3.6%

Abbott Laboratories                                     38,000                  1,784

Becton, Dickinson & Co.                                 206,000                 8,678

Guidant Corp.                                           649,000                 49,649

McKesson Corp.                                          433,000                 33,341

Resmed, Inc. (a)                                        10,000                  510

Steris Corp. (a)                                        280,000                 6,440

                                                                                100,402

MEDICAL FACILITIES MANAGEMENT - 1.0%

Universal Health Services, Inc. Class B (a)             44,000                  2,258

Wellpoint Health Networks, Inc. (a)                     359,000                 26,431

                                                                                28,689

TOTAL HEALTH                                                                    394,160

INDUSTRIAL MACHINERY & EQUIPMENT - 5.0%

ELECTRICAL EQUIPMENT - 3.2%

General Electric Co.                                    1,021,000               89,338

L 3 Communications Holdings, Inc. (a)                   1,400                   60

                                                                                89,398

INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%

Ingersoll-Rand Co.                                      124,500                 6,287

Tyco International Ltd.                                 668,000                 41,374

                                                                                47,661

POLLUTION CONTROL - 0.1%

Ogden Corp.                                             169,000                 4,542

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                          141,601

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

MEDIA & LEISURE - 4.6%

ENTERTAINMENT - 2.9%

Carnival Corp.                                          1,436,000              $ 46,491

Viacom, Inc. Class B (non-vtg.) (a)                     599,000                 35,865

                                                                                82,356

LEISURE DURABLES & TOYS - 0.0%

Adams Golf, Inc. (a)                                    8,200                   38

PUBLISHING - 1.7%

McGraw-Hill Companies, Inc.                             382,000                 34,356

New York Times Co. (The) Class A                        446,000                 12,600

                                                                                46,956

RESTAURANTS - 0.0%

CKE Restaurants, Inc.                                   110                     3

TOTAL MEDIA & LEISURE                                                           129,353

NONDURABLES - 8.6%

BEVERAGES - 1.8%

Anheuser-Busch Companies, Inc.                          680,000                 40,418

Beringer Wine Estates Holdings, Inc. Class B (a)        50,000                  2,269

Canandaigua Brands, Inc. Class A (a)                    42,000                  2,105

Coors (Adolph) Co. Class B                              128,000                 6,400

                                                                                51,192

FOODS - 4.5%

Dean Foods Co.                                          130,000                 6,094

General Mills, Inc.                                     200,000                 14,700

Heinz (H.J.) Co.                                        1,053,000               61,206

Horizon Organic Holding Corp. (a)                       24,100                  304

Interstate Bakeries Corp.                               241,100                 6,043

Keebler Foods Co. (a)                                   3,100                   89

Pilgrims Pride Corp.                                    40,000                  923

Quaker Oats Co.                                         599,000                 35,378

Ralcorp Holdings, Inc. (a)                              120,000                 2,115

Smithfield Foods, Inc. (a)                              40,200                  789

                                                                                127,641

HOUSEHOLD PRODUCTS - 0.8%

Safeskin Corp. (a)                                      153,500                 3,396

Unilever NV (NY shares)                                 248,600                 18,707

                                                                                22,103

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

NONDURABLES - CONTINUED

TOBACCO - 1.5%

Philip Morris Companies, Inc.                           762,000                $ 38,957

Universal Corp.                                         79,000                  2,933

                                                                                41,890

TOTAL NONDURABLES                                                               242,826

PRECIOUS METALS - 0.3%

Barrick Gold Corp.                                      400,000                 8,503

RETAIL & WHOLESALE - 6.1%

APPAREL STORES - 0.4%

Intimate Brands, Inc. Class A                           54,500                  1,219

Ross Stores, Inc.                                       224,000                 7,280

TJX Companies, Inc.                                     200,000                 3,788

                                                                                12,287

GENERAL MERCHANDISE STORES - 3.2%

Costco Companies, Inc. (a)                              164,000                 9,307

Dayton Hudson Corp.                                     552,000                 23,391

Federated Department Stores, Inc. (a)                   123,000                 4,728

Wal-Mart Stores, Inc.                                   750,000                 51,750

                                                                                89,176

RETAIL & WHOLESALE, MISCELLANEOUS - 2.5%

Best Buy Co., Inc. (a)                                  748,000                 35,904

Borders Group, Inc. (a)                                 376,000                 9,541

Cyberian Outpost, Inc. (a)                              5,200                   68

Office Depot, Inc. (a)                                  695,000                 17,375

Tandy Corp.                                             174,000                 8,624

                                                                                71,512

TOTAL RETAIL & WHOLESALE                                                        172,975

SERVICES - 0.9%

ADVERTISING - 0.5%

Omnicom Group, Inc.                                     304,000                 15,029

Young & Rubicam, Inc. (a)                               3,400                   89

                                                                                15,118

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

SERVICES - CONTINUED

LEASING & RENTAL - 0.1%

Hertz Corp. Class A                                     87,500                 $ 3,134

PRINTING - 0.3%

Valassis Communications, Inc. (a)                       173,000                 6,898

SERVICES - 0.0%

ACNielsen Corp. (a)                                     35,600                  952

Professional Detailing, Inc.                            800                     19

                                                                                971

TOTAL SERVICES                                                                  26,121

TECHNOLOGY - 16.1%

COMMUNICATIONS EQUIPMENT - 2.1%

Carrier Access Corp. (a)                                1,200                   23

Cisco Systems, Inc. (a)                                 250,000                 15,750

Com21, Inc. (a)                                         1,500                   23

Lucent Technologies, Inc.                               550,000                 44,103

                                                                                59,899

COMPUTER SERVICES & SOFTWARE - 6.0%

America Online, Inc.                                    100,000                 12,706

Atlantic Data Services, Inc. (a)                        5,800                   121

BindView Development Corp. (a)                          9,400                   169

broadcast.com, Inc. (a)                                 500                     25

Ebay, Inc. (a)                                          800                     67

GeoCities (a)                                           1,100                   32

Inktomi Corp. (a)                                       600                     51

Keane, Inc. (a)                                         276,000                 9,177

Microsoft Corp. (a)                                     900,000                 95,288

MicroStrategy, Inc. Class A (a)                         4,800                   117

Oracle Corp. (a)                                        600,000                 17,738

Sterling Software, Inc. (a)                             318,200                 8,333

Synopsys, Inc.                                          528,000                 23,892

                                                                                167,716

COMPUTERS & OFFICE EQUIPMENT - 4.5%

Comdisco, Inc.                                          249,000                 3,844

Dell Computer Corp. (a)                                 876,000                 57,378

EMC Corp. (a)                                           150,000                 9,656

International Business Machines Corp.                   45,000                  6,680

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT - CONTINUED

Lexmark International Group, Inc. (a)                   357,000                $ 24,968

Sun Microsystems, Inc. (a)                              200,000                 11,650

Unisys Corp. (a)                                        418,500                 11,143

                                                                                125,319

ELECTRONICS - 2.7%

Intel Corp.                                             650,000                 57,972

Storage Technology Corp. (a)                            550,000                 18,391

                                                                                76,363

PHOTOGRAPHIC EQUIPMENT - 0.8%

Eastman Kodak Co.                                       300,000                 23,250

TOTAL TECHNOLOGY                                                                452,547

TRANSPORTATION - 1.8%

AIR TRANSPORTATION - 1.8%

AMR Corp. (a)                                           346,000                 23,182

Comair Holdings, Inc.                                   52,500                  1,726

Southwest Airlines Co.                                  375,000                 7,945

UAL Corp. (a)                                           250,000                 16,234

Viad Corp.                                              44,800                  1,229

                                                                                50,316

UTILITIES - 12.1%

CELLULAR - 0.6%

Century Telephone Enterprises, Inc.                     281,000                 15,964

ELECTRIC UTILITY - 6.9%

Baltimore Gas & Electric Co.                            190,000                 5,961

BEC Energy                                              97,000                  3,850

CMS Energy Corp.                                        158,000                 6,962

DQE, Inc.                                               219,400                 8,653

DTE Energy Co.                                          623,000                 26,555

Energy East Corp.                                       233,000                 11,388

FirstEnergy Corp.                                       375,000                 11,250

FPL Group, Inc.                                         642,000                 40,165

GPU, Inc.                                               345,200                 14,887

Hawaiian Electric Industries, Inc.                      100,000                 3,963

Houston Industries, Inc.                                147,700                 4,588

Montana Power Co.                                       70,000                  3,032

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

NIPSCO Industries, Inc.                                 258,000                $ 7,724

Pinnacle West Capital Corp.                             318,000                 13,932

PP&L Resources, Inc.                                    301,000                 8,165

Public Service Enterprise Group, Inc.                   438,000                 16,644

Rochester Gas & Electric Corp.                          109,000                 3,175

Utilicorp United, Inc.                                  83,206                  2,990

                                                                                193,884

GAS - 0.8%

Columbia Gas System, Inc.                               76,500                  4,427

Enron Corp.                                             300,000                 15,825

Western Resources, Inc.                                 70,000                  2,450

                                                                                22,702

TELEPHONE SERVICES - 3.8%

Ameritech Corp.                                         739,000                 39,860

AT&T Corp.                                              637,000                 39,653

U.S. WEST, Inc.                                         500,000                 28,688

                                                                                108,201

TOTAL UTILITIES                                                                 340,751

TOTAL COMMON STOCKS                                                           2,736,687
(Cost $2,302,217)



U.S. TREASURY OBLIGATIONS - 0.3%

                                                             PRINCIPAL
                                                             AMOUNT (000S)

U.S. Treasury Bills, yield at date of purchase 3.66% 1/7/99  $ 8,500              8,436
(Cost $8,442)


CASH EQUIVALENTS - 2.5%

                                       SHARES

Taxable Central Cash Fund (b)           70,966,019                70,966
(Cost $70,966)

TOTAL INVESTMENT IN SECURITIES - 100%                        $ 2,816,089
(Cost $2,381,625)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $2,381,626,000. Net unrealized appreciation aggregated $434,463,000, of which $493,202,000 related to appreciated investment securities and $58,739,000 related to depreciated investment securities.
The fund hereby designates approximately $191,601,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                         OCTOBER 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $2,381,625) -                      $ 2,816,089
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                              31,410

RECEIVABLE FOR FUND SHARES SOLD                                              2,340

DIVIDENDS RECEIVABLE                                                         2,634

INTEREST RECEIVABLE                                                          951

OTHER RECEIVABLES                                                            1,123

 TOTAL ASSETS                                                                2,854,547

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                 $ 48,963

PAYABLE FOR FUND SHARES REDEEMED                                   2,983

ACCRUED MANAGEMENT FEE                                             903

OTHER PAYABLES AND ACCRUED EXPENSES                                626

 TOTAL LIABILITIES                                                           53,475

NET ASSETS                                                                  $ 2,801,072

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                             $ 2,062,946

UNDISTRIBUTED NET INVESTMENT INCOME                                          29,680

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                        273,982
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                    434,464

NET ASSETS, FOR 101,440 SHARES OUTSTANDING                                  $ 2,801,072

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                         $27.61
PER SHARE ($2,801,072 (DIVIDED BY) 101,440 SHARES)


STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                   $ 35,546
DIVIDENDS

INTEREST                                                             14,123

 TOTAL INCOME                                                        49,669

EXPENSES

MANAGEMENT FEE                                            $ 16,847
BASIC FEE

 PERFORMANCE ADJUSTMENT                                    (4,440)

TRANSFER AGENT FEES                                        5,592

ACCOUNTING FEES AND EXPENSES                               808

NON-INTERESTED TRUSTEES' COMPENSATION                      15

CUSTODIAN FEES AND EXPENSES                                32

REGISTRATION FEES                                          188

AUDIT                                                      42

LEGAL                                                      17

MISCELLANEOUS                                              20

 TOTAL EXPENSES BEFORE REDUCTIONS                          19,121

 EXPENSE REDUCTIONS                                        (879)     18,242

NET INVESTMENT INCOME                                                31,427

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     277,315

 FOREIGN CURRENCY TRANSACTIONS                             7

 FUTURES CONTRACTS                                         (1,942)   275,380

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON              11,152
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                      286,532

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                     $ 317,959
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED    YEAR ENDED
                                                         OCTOBER 31,   OCTOBER 31,
                                                         1998          1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 31,427      $ 28,263
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 275,380       346,984

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     11,152        206,458

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          317,959       581,705
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (21,463)      (20,855)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (283,354)     (135,102)

 TOTAL DISTRIBUTIONS                                      (304,817)     (155,957)

SHARE TRANSACTIONS                                        1,204,102     746,996
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            297,889       152,306

 COST OF SHARES REDEEMED                                  (1,072,145)   (1,113,454)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          429,846       (214,152)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 442,988       211,596

NET ASSETS

 BEGINNING OF PERIOD                                      2,358,084     2,146,488

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 2,801,072   $ 2,358,084
INCOME OF $29,680 AND $24,174, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     43,592        29,857

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  11,427        6,907

 REDEEMED                                                 (38,633)      (45,559)

 NET INCREASE (DECREASE)                                  16,386        (8,795)




FINANCIAL HIGHLIGHTS
                                            YEARS ENDED OCTOBER 31,

                                    1998     1997     1996     1995     1994
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING          $ 27.72  $ 22.87  $ 23.04  $ 18.94  $ 19.48
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME               .31 B    .32 B    .26      .30      .21

 NET REALIZED AND UNREALIZED         3.13     6.25     2.10     4.57     .50
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    3.44     6.57     2.36     4.87     .71

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (.25)    (.23)    (.30)    (.25)    (.21)

 FROM NET REALIZED GAIN              (3.30)   (1.49)   (2.23)   (.52)    (1.04)

 TOTAL DISTRIBUTIONS                 (3.55)   (1.72)   (2.53)   (.77)    (1.25)

NET ASSET VALUE, END OF PERIOD      $ 27.61  $ 27.72  $ 22.87  $ 23.04  $ 18.94

TOTAL RETURN A                       13.17%   30.66%   11.31%   26.98%   4.01%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 2,801  $ 2,358  $ 2,146  $ 2,088  $ 1,082
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE         .67%     .69%     .81%     .96%     1.07%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET     .64% C   .64% C   .75% C   .93% C   1.05% C
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO    1.10%    1.28%    1.22%    1.81%    1.43%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              125%     127%     297%     221%     139%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Disciplined Equity Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts , disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $3,389,662,000 and $3,246,134,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $1,517,304,000 and $1,515,362,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .43% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $458,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $816,000 under this arrangement.
In addition, the fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $63,000 under this arrangement.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Disciplined Equity Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Disciplined Equity Fund (a fund of Fidelity Capital Trust) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Disciplined Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1998

DISTRIBUTIONS


The Board of Trustees of Fidelity Disciplined Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE                   12/8/97 12/7/98

RECORD DATE                12/5/97 12/4/98

DIVIDENDS                  $.25    $.22

SHORT-TERM
CAPITAL GAINS              $2.05   $.12

LONG-TERM
CAPITAL GAINS              $1.25   $1.70

LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate                  70.39%  -
 20% rate                  29.61%  100%

A total of .47% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 19% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Bradford F. Lewis, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

FDE-ANN-1298  66955
1.538372.101

CUSTODIAN
State Street Bank and Trust
North Quincy, MA
FIDELITY'S GROWTH FUNDS
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Large Cap Stock Fund
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OTC Portfolio
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THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDLEITY_LOGO_GRAPHIC) (REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(2_FIDELITY_LOGOS)

FIDELITY
STOCK SELECTOR

ANNUAL REPORT
OCTOBER 31, 1998

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    20  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   24  Notes to the financial statements.

REPORT OF INDEPENDENT   28  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           29


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
What a difference one month can make. The stock and bond markets did an about-face in October, as renewed optimism in many emerging markets and more encouraging corporate earnings forecasts in the U.S. replaced the concerns that had shaped the financial markets in recent months. Equity markets worldwide bounced back strongly, while the major U.S. bond indexes were off slightly as the flight to safety eased.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1998  PAST 1  PAST 5   LIFE OF
                                YEAR    YEARS    FUND

FIDELITY STOCK SELECTOR         4.40%   106.46%  343.74%

S&P 500 (registered trademark)  21.99%  162.65%  341.39%

Growth Funds Average            9.61%   110.42%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 28, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 945 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1998       PAST 1  PAST 5  LIFE OF
                                     YEAR    YEARS   FUND

FIDELITY STOCK SELECTOR              4.40%   15.60%  20.24%

S&P 500                              21.99%  21.33%  20.16%

Growth Funds Average                 9.61%   15.66%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Stock Selector              S&P 500
             00320                       SP001
  1990/09/28      10000.00                    10000.00
  1990/10/31       9800.00                     9957.00
  1990/11/30      10660.00                    10600.22
  1990/12/31      11150.69                    10895.97
  1991/01/31      12313.89                    11371.03
  1991/02/28      13376.82                    12184.06
  1991/03/31      13948.39                    12478.92
  1991/04/30      14179.02                    12508.87
  1991/05/31      14800.74                    13049.25
  1991/06/30      13988.50                    12451.59
  1991/07/31      14640.29                    13031.84
  1991/08/31      14921.07                    13340.69
  1991/09/30      14870.93                    13117.90
  1991/10/31      15231.92                    13293.68
  1991/11/30      14670.38                    12757.95
  1991/12/31      16273.85                    14217.46
  1992/01/31      16763.21                    13953.01
  1992/02/29      17408.75                    14134.40
  1992/03/31      17065.16                    13858.78
  1992/04/30      16940.21                    14266.23
  1992/05/31      17002.68                    14336.13
  1992/06/30      16721.56                    14122.52
  1992/07/31      17398.34                    14700.13
  1992/08/31      16940.21                    14398.78
  1992/09/30      17127.63                    14568.69
  1992/10/31      17460.81                    14619.68
  1992/11/30      18210.47                    15118.21
  1992/12/31      18783.92                    15304.16
  1993/01/31      19306.58                    15432.72
  1993/02/28      19263.92                    15642.60
  1993/03/31      19957.25                    15972.66
  1993/04/30      19338.58                    15586.12
  1993/05/31      19882.58                    16003.83
  1993/06/30      20277.25                    16050.24
  1993/07/31      20234.58                    15986.04
  1993/08/31      21119.91                    16591.91
  1993/09/30      21706.57                    16464.15
  1993/10/31      21493.24                    16804.96
  1993/11/30      20767.91                    16645.32
  1993/12/31      21408.36                    16846.72
  1994/01/31      22447.38                    17419.51
  1994/02/28      22344.62                    16947.44
  1994/03/31      21339.85                    16208.54
  1994/04/30      21945.00                    16416.00
  1994/05/31      21750.89                    16685.23
  1994/06/30      21088.66                    16276.44
  1994/07/31      21408.36                    16810.31
  1994/08/31      22607.23                    17499.53
  1994/09/30      21785.15                    17070.79
  1994/10/31      22207.60                    17454.88
  1994/11/30      21134.33                    16819.18
  1994/12/31      21574.27                    17068.60
  1995/01/31      20851.51                    17511.19
  1995/02/28      22176.56                    18193.60
  1995/03/31      22995.69                    18730.50
  1995/04/30      23814.81                    19282.11
  1995/05/31      24212.33                    20052.82
  1995/06/30      26091.49                    20518.64
  1995/07/31      28091.12                    21199.04
  1995/08/31      28295.90                    21252.25
  1995/09/30      29645.04                    22149.10
  1995/10/31      29211.39                    22070.02
  1995/11/30      30006.42                    23038.90
  1995/12/31      29442.18                    23482.63
  1996/01/31      29813.69                    24281.98
  1996/02/29      30211.73                    24507.07
  1996/03/31      30463.83                    24743.07
  1996/04/30      31472.21                    25107.79
  1996/05/31      31949.87                    25755.32
  1996/06/30      31445.68                    25853.44
  1996/07/31      30092.32                    24711.24
  1996/08/31      30662.85                    25232.40
  1996/09/30      32321.38                    26652.48
  1996/10/31      33157.28                    27387.55
  1996/11/30      35174.05                    29457.78
  1996/12/31      34481.90                    28874.22
  1997/01/31      36303.59                    30678.28
  1997/02/28      35942.14                    30918.80
  1997/03/31      34684.31                    29648.35
  1997/04/30      35985.52                    31418.35
  1997/05/31      38067.44                    33331.10
  1997/06/30      39961.42                    34824.33
  1997/07/31      43344.55                    37595.31
  1997/08/31      41363.82                    35489.22
  1997/09/30      44313.22                    37432.96
  1997/10/31      42505.99                    36182.70
  1997/11/30      43648.16                    37857.60
  1997/12/31      44439.65                    38507.61
  1998/01/31      44308.61                    38933.51
  1998/02/28      47453.62                    41741.39
  1998/03/31      50418.45                    43878.97
  1998/04/30      51073.66                    44320.39
  1998/05/31      49517.53                    43558.52
  1998/06/30      50631.39                    45327.87
  1998/07/31      49026.13                    44845.13
  1998/08/31      40704.95                    38361.42
  1998/09/30      42572.30                    40818.85
  1998/10/30      44374.13                    44139.06
IMATRL PRASUN   SHR__CHT 19981031 19981109 110240 R00000000000100

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Stock Selector on September 28, 1990, when the fund started. As the chart shows, by October 31, 1998, the value of the investment would have grown to $44,374 - a 343.74% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $44,139 - a 341.39% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
U.S. equity markets during the
one-year period that ended October
31, 1998, can be summarized in
five words - volatility and
interest-rate cuts. During the first
half of the period, U.S. stocks
posted strong gains as the positive
state of the domestic economy
drove the Dow Jones Industrial
Average and the Standard & Poor's
500 Index to record highs by
mid-July. Despite significant
weakness later in the summer, the
S&P 500 index returned 21.99% for
the 12-month period. On the
other hand, stock prices of smaller
U.S. companies posted weak
results. The Russell 2000 - a
popular measure of
small-capitalization stock
performance - returned -11.84%
during the period. Fueled by low
interest rates, low unemployment
and minimal inflationary pressure,
larger-cap stocks continued their
advance. While turmoil in overseas
markets caused the domestic
market to stumble during August
and September, in general, many
investors viewed the relative
stability of the U.S. economy as a
safe haven against global volatility.
Late in the period, the market
received another boost in the form
of two interest-rate cuts by the
Federal Reserve Board. On the
heels of the interest-rate cuts,
investor confidence improved
based on the belief that the U.S.
could avoid an economic
downturn.
An interview with Bradford Lewis, Portfolio Manager of Fidelity Stock
Selector
Q. HOW DID THE FUND PERFORM, BRAD?
A. For the 12 months that ended October 31, 1998, the fund returned 4.40%. During the same time period, the Standard & Poor's 500 Index returned 21.99% and the growth funds average tracked by Lipper Analytical Services returned 9.61%.
Q. WHY DID THE FUND UNDERPERFORM THE INDEX AND ITS PEER GROUP?
A. The "market cap" effect detracted from the performance of actively managed growth funds such as this one during the past year. This means that the largest-capitalization stocks in the S&P 500 generated the highest returns, leaving the majority of smaller-cap stocks lagging behind. For instance, the capitalization-weighted return of the S&P 500 - meaning that stocks with larger market caps are more heavily weighted - was 21.99%. These same 500 stocks generated an average return of only 4.41% when giving each stock an equal weighting. Even more telling is that the Russell 2000, an index of smaller-cap stocks, generated a return of -11.84%, lagging the S&P 500 by a staggering
33.83 percentage points over the past 12 months. Because this fund held far more smaller-cap stocks than both the S&P 500 and the peer group during the period, the fund's returns paled in comparison. It is important to remember that the size effect does work both ways over the course of a market cycle. From 1991 to 1993 - when the Russell 2000 last outperformed the S&P 500 - the fund also beat the S&P 500 by a total of 20.92 percentage points.
Q. WERE THERE OTHER FACTORS THAT AFFECTED THE FUND'S PERFORMANCE?
A. The fund didn't own most of the high-flying Internet stocks - one of the very few groups of small-cap stocks that generated strong returns through most of the period. I tend not to own stocks of start-up companies because I use historical data to do my quantitative analysis. And even if I had the data, my discipline has a strong value component. This means I look closely at price-to-earnings and price-to-free cash-flow ratios. And most of these start-up Internet companies are not yet generating earnings or free cash flow.
Q. WHICH INDIVIDUAL HOLDINGS HELPED PERFORMANCE? WHICH WERE
DISAPPOINTMENTS?
A. Schering-Plough, Lucent Technologies and Travelers were the largest contributors to the fund's returns over the past year. Each of these companies delivered reliable and above-average earnings growth throughout the period. Notably, the average market capitalization of these stocks is about $78 billion. In fact, market appreciation of large pharmaceutical stocks, such as Schering-Plough, increased the portfolio's weighting in the health sector to 13.5% at the end of the period from 3.7% six months ago. As far as detractors, energy stocks, such as Input/Output and Rowan Companies, were ravaged by a 35% decline in the price of crude oil over the past year. Hexcel, a manufacturer of structural materials, also hurt performance as the commercial aerospace industry slumped during the market correction in the second half of this year. The fund sold its positions in Input/Output, Rowan and Hexcel by the end of the period.
Q. FINANCIAL STOCKS REPRESENTED ABOUT 17% OF THE PORTFOLIO AT THE END OF THE PERIOD. HOW DID THESE HOLDINGS FARE?
A. Most of the fund's financial stocks produced disappointing results, particularly brokerage firms such as Lehman Brothers, during the market correction in July and August. Banks and insurance companies also fell out of favor as a result of market collapses in Russia and the threat of bad loan exposure.
Q. WHAT ABOUT TECHNOLOGY STOCKS?
A. The big guys - such as Microsoft and IBM - produced strong returns along with the other large-cap, household-name stocks in the S&P 500. However, most of the smaller-cap technology stocks, particularly semiconductor equipment makers, were punished during the market's recent flight to safety.
Q. WHAT'S YOUR OUTLOOK?
A. I am reasonably optimistic about the market and the positioning of the fund. Unless Latin America suffers a financial setback, we are running out of possibilities for a global crisis. Domestically, it appears the markets will no longer be spooked by the specter of a presidential impeachment. All of this is good news for the market overall. Another plus for the fund is that smaller-cap stocks are getting awfully inexpensive relative to large caps. The trailing price-to-earnings ratio (P/E) of the Russell 2000 is 14% less than the S&P 500, while the Russell's quarterly revenue growth is 109% higher than the S&P 500's. At the end of the period, the fund's valuation numbers also looked attractive compared to the S&P 500's. The P/E of the fund's holdings is 18% less, revenue growth is 81% more and 73% of the companies in the fund have had their consensus earnings-per-share estimates increased in the last month versus only 52% for the S&P 500. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BRAD LEWIS ON
FUTURES CONTRACTS:
"Please note that the fund did not
hold any futures contracts at the
end of the period. Futures based
on the S&P 500 - or contracts to
buy that index at a future date -
have frequently been held in the
portfolio to handle shareholder
redemptions. In the past few years,
I had to aggressively sell stocks to
meet shareholder redemptions -
causing adverse consequences to
the fund's share price and net
asset value. On two occasions,
these redemptions occurred after
some industry newsletters
recommended aggressive trading
in my funds. Subsequently, I held
more cash and futures in the
portfolio for redemption purposes.
Futures are extremely liquid
because large dollar quantities can
be sold quickly at a relatively low
cost.
"Over the past several years, I have
discouraged the newsletter crowd
from covering the portfolios I
manage and shareholder volatility
has indeed abated. The
July-September bear market was
an excellent test of shareholder
staying power and, fortunately,
redemptions were only modest. At
best, futures contracts can only
mimic the returns of the
benchmark, so they are destined to
underperform the market after
accounting for fund expenses.
Hence, given the stable
shareholder base, I have returned
to managing a portfolio invested
primarily in common stocks and
free of S&P 500 futures."

FUND FACTS
GOAL: to increase the value of
the fund's shares by normally
investing at least 65% of the
fund's total assets in domestic
and foreign issuers using
quantitative and fundamental
research
FUND NUMBER: 320
TRADING SYMBOL: FDSSX
START DATE: September 28, 1990
SIZE: as of October 31, 1998,
more than $1.6 billion
MANAGER: Bradford Lewis,
since 1990; manager, Fidelity
Disciplined Equity Fund, since
1988; Fidelity Small Cap
Selector Fund, since 1993;
joined Fidelity in 1985
(checkmark)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                       % OF FUND'S   % OF FUND'S INVESTMENTS
                                       INVESTMENTS   IN THESE STOCKS
                                                     6 MONTHS AGO

AT&T Corp.                              4.6           1.4

Microsoft Corp.                         3.3           1.6

Schering-Plough Corp.                   3.2           0.0

Dayton Hudson Corp.                     2.2           1.8

Apple Computer, Inc.                    2.0           0.0

Compuware Corp.                         1.9           0.0

Lucent Technologies, Inc.               1.7           1.8

Pfizer, Inc.                            1.7           1.4

Comerica, Inc.                          1.5           0.9

Best Buy Co., Inc.                      1.5           0.5


TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1998

                                                % OF FUND'S   % OF FUND'S INVESTMENTS
                                                INVESTMENTS   IN THESE MARKET SECTORS
                                                              6 MONTHS AGO

FINANCE                                          17.3          16.7

TECHNOLOGY                                       14.9          10.7

HEALTH                                           13.5          3.7

UTILITIES                                        12.6          7.0

RETAIL & WHOLESALE                               9.8           9.0


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998 * AS OF APRIL 30, 1998 **
ROW: 1, COL: 1, VALUE: 98.5
ROW: 1, COL: 2, VALUE: 1.5
STOCKS AND CLOSED-
END INVESTMENT
COMPANIES 92.3%
SHORT-TERM
INVESTMENTS 7.7%
*FOREIGN
INVESTMENTS 5.7%
STOCKS AND CLOSED-
END INVESTMENT
COMPANIES 98.5%
SHORT-TERM
INVESTMENTS 1.5%
**FOREIGN
INVESTMENTS 6.0%
ROW: 1, COL: 1, VALUE: 92.3
ROW: 1, COL: 2, VALUE: 7.7




INVESTMENTS OCTOBER 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 94.5%

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

AEROSPACE & DEFENSE - 1.8%

AEROSPACE & DEFENSE - 1.8%

Advanced Aerodynamics & Structures, Inc. Class A (a)    150,000                $ 413

Cordant Technologies, Inc.                              267,400                 10,880

United Technologies Corp.                               174,000                 16,574

                                                                                27,867

DEFENSE ELECTRONICS - 0.0%

Raytheon Co. Class A                                    10,841                  607

TOTAL AEROSPACE & DEFENSE                                                       28,474

BASIC INDUSTRIES - 0.8%

CHEMICALS & PLASTICS - 0.2%

Solutia, Inc.                                           150,000                 3,291

METALS & MINING - 0.5%

Aluminum Co. of America                                 66,004                  5,231

Superior Telecom, Inc.                                  53,125                  2,284

                                                                                7,515

PAPER & FOREST PRODUCTS - 0.1%

Pentair, Inc.                                           65,000                  2,446

TOTAL BASIC INDUSTRIES                                                          13,252

CONSTRUCTION & REAL ESTATE - 1.9%

BUILDING MATERIALS - 0.9%

Lone Star Industries, Inc.                              30,000                  2,113

Southdown, Inc.                                         22,600                  1,230

USG Corp.                                               179,000                 8,536

Vulcan Materials Co.                                    20,000                  2,373

                                                                                14,252

CONSTRUCTION - 0.6%

Centex Corp.                                            97,800                  3,276

Fleetwood Enterprises, Inc.                             200,000                 6,450

                                                                                9,726

REAL ESTATE INVESTMENT TRUSTS - 0.4%

Duke Realty Investments, Inc.                           160,000                 3,820

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

CONSTRUCTION & REAL ESTATE - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - CONTINUED

General Growth Properties, Inc.                         45,000                 $ 1,600

ProLogis Trust                                          60,000                  1,309

                                                                                6,729

TOTAL CONSTRUCTION & REAL ESTATE                                                30,707

DURABLES - 4.1%

AUTOS, TIRES, & ACCESSORIES - 1.1%

Navistar International Corp. (a)                        88,800                  1,854

PACCAR, Inc.                                            300,700                 13,118

Toyota Motor Corp.                                      150,000                 3,616

                                                                                18,588

CONSUMER ELECTRONICS - 0.9%

Maytag Corp.                                            242,400                 11,984

Whirlpool Corp.                                         39,700                  2,035

                                                                                14,019

HOME FURNISHINGS - 0.2%

Knoll, Inc. (a)                                         123,000                 3,321

TEXTILES & APPAREL - 1.9%

Jones Apparel Group, Inc. (a)                           478,000                 8,246

Mohawk Industries, Inc. (a)                             141,000                 4,256

Shaw Industries, Inc.                                   371,000                 6,446

VF Corp.                                                261,000                 10,913

                                                                                29,861

TOTAL DURABLES                                                                  65,789

ENERGY - 3.4%

OIL & GAS - 3.4%

Chevron Corp.                                           231,000                 18,827

Coastal Corp. (The)                                     250,000                 8,813

Exxon Corp.                                             264,000                 18,810

Mobil Corp.                                             77,000                  5,828

Shell Transport & Trading Co. PLC (Reg.)                300,000                 1,837

                                                                                54,115

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

FINANCE - 17.3%

BANKS - 5.2%

AmSouth Bancorp.                                        222,000                $ 8,894

Capital One Financial Corp.                             120,100                 12,220

Comerica, Inc.                                          379,200                 24,458

Commerce Bancshares, Inc.                               43,375                  1,890

M&T Bank Corp.                                          4,699                   2,342

National City Corp.                                     78,480                  5,047

SunTrust Banks, Inc.                                    309,200                 21,547

Unicredito Italiano Spa                                 300,000                 1,618

Wells Fargo & Co.                                       13,000                  4,810

                                                                                82,826

CREDIT & OTHER FINANCE - 2.4%

Countrywide Credit Industries, Inc.                     425,790                 18,389

Equitable Companies (The), Inc.                         3,200                   157

Fleet Financial Group, Inc.                             510,000                 20,368

                                                                                38,914

FEDERAL SPONSORED CREDIT - 2.8%

Fannie Mae                                              313,000                 22,164

Freddie Mac                                             389,000                 22,368

                                                                                44,532

INSURANCE - 5.9%

Allstate Corp.                                          350,000                 15,072

AMBAC, Inc.                                             104,000                 6,052

American International Group, Inc.                      224,000                 19,096

Annuity & Life Re Holdings Ltd. (a)                     1,900                   44

CMAC Investments Corp.                                  81,100                  3,396

Conseco, Inc.                                           278,900                 9,674

Everest Reinsurance Holdings, Inc.                      103,200                 3,554

Fremont General Corp.                                   56,200                  2,775

Life RE Corp.                                           25,000                  2,333

Old Republic International Corp.                        335,500                 6,375

SunAmerica, Inc.                                        273,500                 19,282

Transatlantic Holdings, Inc.                            43,500                  3,393

Travelers Property Casualty Corp. Class A               117,700                 3,612

                                                                                94,658

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

FINANCE - CONTINUED

SAVINGS & LOANS - 0.7%

Dime Bancorp, Inc.                                      306,300                $ 7,294

Golden State Bancorp, Inc.                              181,200                 3,477

                                                                                10,771

SECURITIES INDUSTRY - 0.3%

PaineWebber Group, Inc.                                 120,000                 4,013

TOTAL FINANCE                                                                   275,714

HEALTH - 13.5%

DRUGS & PHARMACEUTICALS - 9.7%

American Home Products Corp.                            438,000                 21,353

Lilly (Eli) & Co.                                       268,000                 21,691

Novartis AG (Reg.)                                      3,633                   6,558

Pfizer, Inc.                                            253,600                 27,214

Schering-Plough Corp.                                   500,000                 51,438

Takeda Chemical Industries Ltd.                         100,000                 3,263

Warner-Lambert Co.                                      286,000                 22,415

                                                                                153,932

MEDICAL EQUIPMENT & SUPPLIES - 1.7%

Abbott Laboratories                                     127,000                 5,961

Guidant Corp.                                           244,100                 18,674

VISX, Inc. (a)                                          60,000                  3,008

                                                                                27,643

MEDICAL FACILITIES MANAGEMENT - 2.1%

Integrated Health Services, Inc.                        118,500                 1,918

Lincare Holdings, Inc. (a)                              144,000                 5,751

PacifiCare Health Systems, Inc. Class B (a)             260,000                 20,475

Trigon Healthcare, Inc. (a)                             150,000                 5,625

                                                                                33,769

TOTAL HEALTH                                                                    215,344

HOLDING COMPANIES - 0.1%

PartnerRe Ltd.                                          30,000                  1,193

INDUSTRIAL MACHINERY & EQUIPMENT - 3.7%

ELECTRICAL EQUIPMENT - 1.3%

General Instrument Corp. (a)                            787,400                 20,226

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY & EQUIPMENT - 2.2%

Ingersoll-Rand Co.                                      266,100                $ 13,438

Tyco International Ltd.                                 353,000                 21,864

                                                                                35,302

POLLUTION CONTROL - 0.2%

Ogden Corp.                                             124,900                 3,357

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                          58,885

MEDIA & LEISURE - 1.5%

LEISURE DURABLES & TOYS - 0.2%

Champion Enterprises, Inc. (a)                          184,500                 3,667

PUBLISHING - 0.4%

Harte Hanks Communications, Inc.                        88,000                  2,140

Hollinger International, Inc. Class A                   150,000                 1,950

World Color Press, Inc. (a)                             68,000                  2,066

                                                                                6,156

RESTAURANTS - 0.9%

CKE Restaurants, Inc.                                   269,000                 7,078

Darden Restaurants, Inc.                                225,000                 3,713

Foodmaker, Inc. (a)                                     157,000                 2,483

                                                                                13,274

TOTAL MEDIA & LEISURE                                                           23,097

NONDURABLES - 2.9%

BEVERAGES - 0.4%

Canandaigua Brands, Inc. Class A (a)                    48,000                  2,406

Coors (Adolph) Co. Class B                              77,200                  3,860

                                                                                6,266

FOODS - 1.1%

Dole Food, Inc.                                         300,000                 9,038

Earthgrains Co.                                         131,600                 3,948

Interstate Bakeries Corp.                               170,000                 4,261

Keebler Foods Co. (a)                                   2,200                   63

                                                                                17,310

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

NONDURABLES - CONTINUED

TOBACCO - 1.4%

Philip Morris Companies, Inc.                           412,000                $ 21,064

Universal Corp.                                         28,000                  1,040

                                                                                22,104

TOTAL NONDURABLES                                                               45,680

PRECIOUS METALS - 1.6%

Barrick Gold Corp.                                      500,000                 10,629

Battle Mountain Gold Co.                                500,000                 2,719

Homestake Mining Co.                                    800,000                 9,500

Newmont Mining Corp.                                    153,750                 3,267

                                                                                26,115

RETAIL & WHOLESALE - 9.8%

APPAREL STORES - 1.9%

Footstar, Inc. (a)                                      70,000                  1,829

Ross Stores, Inc.                                       250,000                 8,125

TJX Companies, Inc.                                     1,038,800               19,672

                                                                                29,626

GENERAL MERCHANDISE STORES - 3.7%

Costco Companies, Inc. (a)                              134,200                 7,616

Dayton Hudson Corp.                                     833,800                 35,332

Family Dollar Stores, Inc.                              405,000                 7,341

Wal-Mart Stores, Inc.                                   139,300                 9,612

                                                                                59,901

RETAIL & WHOLESALE, MISCELLANEOUS - 4.2%

Best Buy Co., Inc. (a)                                  488,000                 23,424

Office Depot, Inc. (a)                                  857,500                 21,438

Tandy Corp.                                             434,400                 21,530

Zale Corp. (a)                                          49,200                  1,165

                                                                                67,557

TOTAL RETAIL & WHOLESALE                                                        157,084

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

SERVICES - 1.5%

ADVERTISING - 0.2%

ADVO, Inc. (a)                                          30,000                 $ 763

WPP Group PLC                                           400,000                 1,989

                                                                                2,752

LEASING & RENTAL - 0.1%

Budget Group, Inc. Class A (a)                          143,000                 2,565

PRINTING - 0.5%

United Stationers, Inc. (a)                             48,000                  1,272

Valassis Communications, Inc. (a)                       175,900                 7,014

                                                                                8,286

SERVICES - 0.7%

ACNielsen Corp. (a)                                     129,900                 3,475

Catalina Marketing Corp. (a)                            75,000                  3,577

Interim Services, Inc. (a)                              179,700                 3,819

                                                                                10,871

TOTAL SERVICES                                                                  24,474

TECHNOLOGY - 14.9%

COMMUNICATIONS EQUIPMENT - 1.7%

Lucent Technologies, Inc.                               343,000                 27,504

COMPUTER SERVICES & SOFTWARE - 5.6%

Compuware Corp. (a)                                     540,500                 29,288

Microsoft Corp. (a)                                     500,000                 52,938

Sterling Software, Inc. (a)                             247,600                 6,484

                                                                                88,710

COMPUTERS & OFFICE EQUIPMENT - 6.9%

Apple Computer, Inc. (a)                                862,000                 32,002

CDW Computer Centers, Inc. (a)                          85,000                  6,370

Comdisco, Inc.                                          189,000                 2,918

International Business Machines Corp.                   146,000                 21,672

Lexmark International Group, Inc. (a)                   235,900                 16,498

Sun Microsystems, Inc. (a)                              395,000                 23,009

Symbol Technologies, Inc.                               169,100                 7,567

                                                                                110,036

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - 0.7%

Storage Technology Corp. (a)                            362,000                $ 12,104

TOTAL TECHNOLOGY                                                                238,354

TRANSPORTATION - 3.1%

AIR TRANSPORTATION - 2.8%

AMR Corp. (a)                                           291,000                 19,497

ASA Holdings, Inc.                                      70,000                  2,511

Comair Holdings, Inc.                                   75,000                  2,466

Southwest Airlines Co.                                  385,500                 8,168

UAL Corp. (a)                                           179,400                 11,650

                                                                                44,292

RAILROADS - 0.3%

Bombardier, Inc. Class B                                40,000                  473

Trinity Industries, Inc.                                100,000                 3,713

                                                                                4,186

TRUCKING & FREIGHT - 0.0%

Expeditors International of Washington, Inc.            10,000                  339

TOTAL TRANSPORTATION                                                            48,817

UTILITIES - 12.6%

CELLULAR - 0.5%

Century Telephone Enterprises, Inc.                     131,250                 7,457

ELECTRIC UTILITY - 6.1%

BEC Energy                                              93,300                  3,703

DPL, Inc.                                               19,900                  377

DQE, Inc.                                               244,800                 9,654

Energy East Corp.                                       255,500                 12,488

FirstEnergy Corp.                                       298,000                 8,940

FPL Group, Inc.                                         272,800                 17,067

Houston Industries, Inc.                                588,200                 18,271

NIPSCO Industries, Inc.                                 10,000                  299

Pinnacle West Capital Corp.                             212,100                 9,293

Public Service Enterprise Group, Inc.                   296,600                 11,271

COMMON STOCKS - CONTINUED

                                                       SHARES                  VALUE (NOTE 1)
                                                                               (000S)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

Rochester Gas & Electric Corp.                          80,100                 $ 2,333

Utilicorp United, Inc.                                  93,537                  3,361

                                                                                97,057

TELEPHONE SERVICES - 6.0%

Ameritech Corp.                                         408,000                 22,007

AT&T Corp.                                              1,183,100               73,635

Telecom Italia Mobile Spa                               150,000                 873

                                                                                96,515

TOTAL UTILITIES                                                                 201,029

TOTAL COMMON STOCKS                                                             1,508,123
(Cost $1,315,467)



CLOSED-END INVESTMENT COMPANIES - 4.0%



AIM Eastern Europe Fund                           101,244              588

Asia Tigers Fund, Inc.                            275,000              1,684

Austria Fund, Inc.                                351,000              3,488

Brazil Fund, Inc.                                 115,800              1,592

Central European Equity Fund, Inc.                100,000              1,306

Chile Fund, Inc.                                  97,000               909

Emerging Germany Fund, Inc.                       150,000              2,016

Emerging Markets Infrastructure Fund, Inc.        480,000              3,330

Emerging Markets Telecommunication Fund, Inc.     250,000              2,438

First Australia Fund, Inc.                        110,000              722

Five Arrows Chile Investment Trust Ltd.           1,650,000            2,475

France Growth Fund, Inc.                          460,000              6,210

Growth Fund of Spain, Inc.                        190,000              4,192

Italy Fund, Inc. (The)                            173,900              2,348

Mexico Fund, Inc. (The)                           90,000               1,013

MFS Government Markets Income Trust               1,000,000            6,750

Morgan Stanley Asia-Pacific Fund, Inc.            100,000              700

Morgan Stanley Emerging Markets Fund, Inc.        155,000              1,230

New Germany Fund, Inc. (The)                      575,000              9,380

Portugal Fund, Inc.                               75,000               1,430

Scudder New Asia Fund, Inc.                       60,000               533

Scudder New Europe Fund, Inc.                     95,000               1,781

CLOSED-END INVESTMENT COMPANIES - CONTINUED

                                                 SHARES               VALUE (NOTE 1)
                                                                      (000S)

Singapore Fund, Inc.                              64,000              $ 408

Southern Africa Fund, Inc.                        30,600               314

Spain Fund, Inc.                                  200,000              3,400

Taiwan Fund, Inc.                                 215,000              2,997

TOTAL CLOSED-END INVESTMENT COMPANIES                                  63,234
(Cost $71,374)



U.S. TREASURY OBLIGATIONS - 0.1%

                                                           PRINCIPAL
                                                           AMOUNT (000S)

U.S. Treasury Bills, yields at dates of purchase           $ 2,050              2,035
3.66% to 3.86% 1/7/99
(Cost $2,035)


CASH EQUIVALENTS - 1.4%

                                       SHARES

Taxable Central Cash Fund (b)           21,976,207                21,976
(Cost $21,976)

TOTAL INVESTMENT IN SECURITIES - 100%                             $ 1,595,368
(Cost $1,410,852)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $1,410,855,000. Net unrealized appreciation aggregated $184,513,000, of which $248,308,000 related to appreciated investment securities and $63,795,000 related to depreciated investment securities.
The fund hereby designates approximately $170,814,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                        OCTOBER 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $1,410,852) -                     $ 1,595,368
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                             22,454

RECEIVABLE FOR FUND SHARES SOLD                                             1,744

DIVIDENDS RECEIVABLE                                                        1,121

INTEREST RECEIVABLE                                                         392

OTHER RECEIVABLES                                                           545

 TOTAL ASSETS                                                               1,621,624

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                 $ 7,535

PAYABLE FOR FUND SHARES REDEEMED                                   2,923

ACCRUED MANAGEMENT FEE                                             469

OTHER PAYABLES AND ACCRUED EXPENSES                                379

 TOTAL LIABILITIES                                                          11,306

NET ASSETS                                                                 $ 1,610,318

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                            $ 1,222,562

UNDISTRIBUTED NET INVESTMENT INCOME                                         18,591

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                       184,645
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                   184,520
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 59,445 SHARES OUTSTANDING                                  $ 1,610,318

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                        $27.09
PER SHARE ($1,610,318 (DIVIDED BY) 59,445 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                               YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                     $ 24,092
DIVIDENDS

INTEREST                                                               8,696

 TOTAL INCOME                                                          32,788

EXPENSES

MANAGEMENT FEE                                            $ 11,143
BASIC FEE

 PERFORMANCE ADJUSTMENT                                    (3,097)

TRANSFER AGENT FEES                                        3,866

ACCOUNTING FEES AND EXPENSES                               721

NON-INTERESTED TRUSTEES' COMPENSATION                      9

CUSTODIAN FEES AND EXPENSES                                62

REGISTRATION FEES                                          77

AUDIT                                                      43

LEGAL                                                      12

MISCELLANEOUS                                              11

 TOTAL EXPENSES BEFORE REDUCTIONS                          12,847

 EXPENSE REDUCTIONS                                        (740)       12,107

NET INVESTMENT INCOME                                                  20,681

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     191,310

 FOREIGN CURRENCY TRANSACTIONS                             19

 FUTURES CONTRACTS                                         (4,236)     187,093

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     (113,171)

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES              1           (113,170)

NET GAIN (LOSS)                                                        73,923

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 94,604
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                         1998         1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 20,681     $ 21,571
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 187,093      260,715

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     (113,170)    142,452

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          94,604       424,738
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (20,513)     (14,299)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (206,346)    (119,372)

 TOTAL DISTRIBUTIONS                                      (226,859)    (133,671)

SHARE TRANSACTIONS                                        496,522      671,515
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            219,424      129,535

 COST OF SHARES REDEEMED                                  (800,401)    (851,522)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (84,455)     (50,472)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (216,710)    240,595

NET ASSETS

 BEGINNING OF PERIOD                                      1,827,028    1,586,433

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 1,610,318  $ 1,827,028
INCOME OF $18,591 AND $17,175, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     17,116       25,181

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  7,994        5,401

 REDEEMED                                                 (27,813)     (31,905)

 NET INCREASE (DECREASE)                                  (2,703)      (1,323)




FINANCIAL HIGHLIGHTS
                                             YEARS ENDED OCTOBER 31,

                                    1998     1997     1996     1995      1994
SELECTED PER-SHARE DATA

NET ASSET VALUE,                    $ 29.40  $ 24.99  $ 24.25  $ 19.45   $ 20.15
BEGINNING OF PERIOD

INCOME FROM
INVESTMENT OPERATIONS

 NET INVESTMENT INCOME               .32 B    .33 B    .24      .19       .16

 NET REALIZED AND                    1.02     6.23     2.78     5.57      .44
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    1.34     6.56     3.02     5.76      .60

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (.33)    (.23)    (.20)    (.15)     (.28)

 FROM NET REALIZED GAIN              (3.32)   (1.92)   (2.08)   (.81)     (1.02)

 TOTAL DISTRIBUTIONS                 (3.65)   (2.15)   (2.28)   (.96)     (1.30)

NET ASSET VALUE, END OF PERIOD      $ 27.09  $ 29.40  $ 24.99  $ 24.25   $ 19.45

TOTAL RETURN A                       4.40%    28.20%   13.51%   31.54%    3.32%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 1,610  $ 1,827  $ 1,586  $ 1,135   $ 812
(IN MILLIONS)

RATIO OF EXPENSES TO                 .68%     .74%     .89%     1.03%     1.12%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO AVERAGE         .64% C   .69% C   .84% C   1.00% C   1.09% C
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME       1.10%    1.24%    1.07%    .99%      1.01%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              122%     117%     247%     220%      187%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Stock Selector (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount and non-taxable dividends. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
2. OPERATING POLICIES - CONTINUED
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,081,949,000 and $2,301,129,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $996,466,000 and $992,230,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
equivalent to an annual rate of .43% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $321,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $712,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,000 and $25,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Stock Selector:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector (a fund of Fidelity Capital Trust) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1998

DISTRIBUTIONS


The Board of Trustees of Fidelity Stock Selector voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE           12/8/97 12/7/98
RECORD DATE        12/5/97 12/4/98
DIVIDENDS          $.33    $.30
SHORT-TERM
CAPITAL GAINS      $1.74   -
LONG-TERM
CAPITAL GAINS      $1.58   $1.93
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate          58.62%  -
 20% rate          41.38%  100%

A total of .73% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 22% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Bradford F. Lewis, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

FSS-ANN-1298  67008
1.538295.101

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
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Large Cap Stock Fund
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THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
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 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDELITY_LOGO_GRAPHIC) (REGISTERED TRADEMARK)

Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


(2_FIDELITY_LOGOS)

FIDELITY
TECHNOQUANTSM GROWTH
FUND

ANNUAL REPORT
OCTOBER 31, 1998

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    15  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   19  Notes to the financial statements.

REPORT OF INDEPENDENT   23  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           24


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
What a difference one month can make. The stock and bond markets did an about-face in October, as renewed optimism in many emerging markets and more encouraging corporate earnings forecasts in the U.S. replaced the concerns that had shaped the financial markets in recent months. Equity markets worldwide bounced back strongly, while the major U.S. bond indexes were off slightly as the flight to safety eased.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1998                          PAST 1  LIFE OF
                                                        YEAR    FUND

FIDELITY TECHNOQUANT GROWTH                             0.45%   26.77%

FIDELITY TECHNOQUANT GROWTH (INCL. 3.00% SALES CHARGE)  -2.56%  22.97%

S&P 500 (registered trademark)                          21.99%  55.67%

Capital Appreciation Funds Average                      0.86%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 12, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 240 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1998                          PAST 1  LIFE OF
                                                        YEAR    FUND

FIDELITY TECHNOQUANT GROWTH                             0.45%   12.82%

FIDELITY TECHNOQUANT GROWTH (INCL. 3.00% SALES CHARGE)  -2.56%  11.08%

S&P 500                                                 21.99%  25.23%

Capital Appreciation Funds Average                      0.86%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             TechnoQuant Growth          S&P 500
              00333                       SP001
  1996/11/12       9700.00                    10000.00
  1996/11/30       9932.80                    10389.23
  1996/12/31      10020.10                    10183.42
  1997/01/31      10640.90                    10819.68
  1997/02/28       9923.10                    10904.51
  1997/03/31       9428.40                    10456.44
  1997/04/30       9554.50                    11080.69
  1997/05/31      10408.10                    11755.28
  1997/06/30      10922.20                    12281.92
  1997/07/31      12037.70                    13259.19
  1997/08/31      12095.90                    12516.41
  1997/09/30      12852.50                    13201.94
  1997/10/31      12241.40                    12760.99
  1997/11/30      11998.90                    13351.70
  1997/12/31      11816.38                    13580.95
  1998/01/31      11642.61                    13731.15
  1998/02/28      12593.23                    14721.44
  1998/03/31      13247.43                    15475.33
  1998/04/30      13196.32                    15631.01
  1998/05/31      12552.35                    15362.31
  1998/06/30      12726.12                    15986.33
  1998/07/31      12603.46                    15816.08
  1998/08/31      10957.75                    13529.39
  1998/09/30      11714.16                    14396.08
  1998/10/30      12296.80                    15567.06
IMATRL PRASUN   SHR__CHT 19981031 19981125 110218 R00000000000027

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity TechnoQuant Growth Fund on November 12, 1996, when the fund started and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1998, the value of the investment would have grown to $12,297 - a 22.97% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,567 - a 55.67% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
U.S. equity markets during the
one-year period that ended October
31, 1998, can be summarized in
five words - volatility and
interest-rate cuts. During the first
half of the period, U.S. stocks
posted strong gains as the positive
state of the domestic economy
drove the Dow Jones Industrial
Average and the Standard & Poor's
500 Index to record highs by
mid-July. Despite significant
weakness later in the summer, the
S&P 500 index returned 21.99% for
the 12-month period. On the
other hand, stock prices of smaller
U.S. companies posted weak
results. The Russell 2000 - a
popular measure of
small-capitalization stock
performance - returned -11.84%
during the period. Fueled by low
interest rates, low unemployment
and minimal inflationary pressure,
larger-cap stocks continued their
advance. While turmoil in overseas
markets caused the domestic
market to stumble during August
and September, in general, many
investors viewed the relative
stability of the U.S. economy as a
safe haven against global volatility.
Late in the period, the market
received another boost in the form
of two interest-rate cuts by the
Federal Reserve Board. On the
heels of the interest-rate cuts,
investor confidence improved
based on the belief that the U.S.
could avoid an economic
downturn.
An interview with Tim Krochuk, Portfolio Manager of Fidelity TechnoQuant Growth Fund
Q. HOW DID THE FUND PERFORM, TIM?
A. For the 12 months that ended October 31, 1998, the fund returned 0.45%, while the Standard & Poor's 500 Index returned 21.99%. The capital appreciation funds average tracked by Lipper Analytical Services returned 0.86% for the same time period.
Q. WHY DID THE FUND TRAIL ITS PEER GROUP AND THE S&P 500 DURING THE
PERIOD?
A. During the period, collapsing economic and monetary standards in Asia were followed by similar problems in Russia and other emerging markets. These events caused a global flight to quality. Investors flocked to the household names of the biggest large-capitalization stocks that provided both significant liquidity and an aura of safety. My quantitative models had the median market cap of the fund much higher than the peer group for most of 1998. In June, my models suggested a shift of even more assets into large-cap stocks. Relative to other capital appreciation funds, performance benefited from moving the portfolio's focus towards larger stocks. While the fund slightly underperformed its peer group, the performance gap between the fund and its competitors narrowed significantly during the last three months because many of the funds in the Lipper capital appreciation group maintained their emphasis on smaller- and mid-cap stocks. Specifically, during the last three months, the fund returned -2.4% versus -6.9% for the capital appreciation funds average. Relative to the S&P 500, however, the fund underperformed because of poor breadth in the S&P 500 advance. The 30 largest stocks in the S&P 500 accounted for more than 60% of its return during this period. Since most active portfolio managers tend to focus on small- and mid-cap stocks, and since most portfolios consist of more than 30 stocks, it should be clear why so many managers had a difficult 12-month period.
Q. WHAT FACTORS INFLUENCED PERFORMANCE?
A. Overall, the biggest contributor to the fund's total return was the strategic shift into larger-cap stocks, particularly relative to the fund's peer group. Price and trading-volume data used in my quantitative models indicated that the market would continue to reward larger stocks, particularly those in defensive industry sectors, such as utilities. Because these sectors tend to be less sensitive to economic uncertainty, the market was willing to pay a premium to own them, creating demand that typically results in better performance during volatile periods. The majority of the fund's underperformance for the year was caused by investments in cyclical energy and technology stocks, primarily during November and December of 1997.
Q. WHICH STOCKS HELPED THE FUND'S PERFORMANCE? WHICH ONES
DISAPPOINTED?
A. Eli Lilly, Fannie Mae and Microsoft were among the best-performing stocks in the portfolio. At first glance it might appear that these stocks from the pharmaceutical, finance and technology sectors, respectively, have little in common. However, they all share one important characteristic - size. Because these companies represent some of the largest in the market, their performance benefited from the preference investors demonstrated for large, liquid stocks during the period. On the negative side, three energy companies, BJ Services, Tidewater and ENSCO International, reported poor earnings when oil prices suffered a devastating 35% drop during the period. The fund no longer owns most of these stocks.
Q. HOW WOULD YOU CHARACTERIZE TECHNOQUANT AT THE END OF THE PERIOD?
A. At the end of the period, the fund had over 97% of its assets invested in stocks. The assets were defensively positioned and diversified among 64 companies in 15 major industry sectors. This structure reflects what has historically provided the most stable returns under similar market conditions: a diversified portfolio of larger stocks. I believe this strategy is appropriate because my models don't predict any meaningful decrease in volatility or changes in market leadership over the next few months. However, despite these defensive characteristics, the fund continues to be invested in stocks that have attractive technical valuations.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. I expect market volatility to remain relatively high coming into 1999. Technical factors suggest that the market may retest its recent bottom before advancing, with small- and mid-cap stocks leading the turnaround. However, until there are conclusive signs that investor confidence and market leadership are changing direction, I plan to maintain the fund's diversification and large-stock bias.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

TIM KROCHUK ON SMALL-CAP
STOCK PERFORMANCE:
"Small-cap stocks have experienced
unusual market conditions for close
to three years. In the 1960s, 1970s
and 1980s, the equal-weighted S&P
500 (which gives more weight to the
small-and mid-cap stocks)
outperformed the
market-cap-weighted S&P (which
gives more weight to large stocks)
every decade. This relationship held
true through the first half of the
1990s. Since then, however,
tremendous investor demand for a
relatively small number of the
nation's largest stocks has led the
market higher, leaving smaller cap
stocks far behind.
"Small-cap company fundamentals
have been positive, with more
attractive valuations and higher
revenue growth than many larger
companies. Conversely, large stocks'
market leadership has not been
driven entirely by fundamentals,
but also by supply and demand.
In other words, a small company
can have outstanding earnings or
products, but if there isn't any
market demand for the stock, the
price can't go up. Several events
have contributed to diminished
demand for small stocks, particularly
during the past year as shocks to
global financial systems sent
investors running for cover -
again, to the liquid, household
names of the large caps. When
concerns about the domestic and
global economies subside, investors
should be more willing to invest in
the values offered by small- and
mid-cap stocks. With a better supply
and demand dynamic, this sector
of the market should recover
nicely."

FUND FACTS
GOAL: long-term capital
appreciation by investing
primarily in common stocks,
using a quantitative approach
that emphasizes technical factors
FUND NUMBER: 333
TRADING SYMBOL: FTQGX
START DATE: November 12, 1996
SIZE: as of October 31, 1998,
more than $48 million
MANAGER: Tim Krochuk, since
inception; manager, Fidelity
Advisor TechnoQuant Growth
Fund, since 1996; quantitative
analyst, 1994-1996; equity
research associate, 1992-
1994; joined Fidelity in 1992
(checkmark)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                       % OF FUND'S   % OF FUND'S INVESTMENTS
                                       INVESTMENTS   IN THESE STOCKS
                                                     6 MONTHS AGO

Microsoft Corp.                         4.4           0.0

Lilly (Eli) & Co.                       4.3           0.0

Philip Morris Companies, Inc.           4.2           0.0

Fannie Mae                              4.2           1.9

Albertson's, Inc.                       4.1           1.5

Amgen, Inc.                             3.9           0.0

Aluminum Co. of America                 3.4           0.0

Southwest Airlines Co.                  3.2           1.4

Quaker Oats Co.                         3.1           0.0

U.S. WEST, Inc.                         2.7           0.0


TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1998

                                                % OF FUND'S   % OF FUND'S INVESTMENTS
                                                INVESTMENTS   IN THESE MARKET SECTORS
                                                              6 MONTHS AGO

TECHNOLOGY                                       19.8          7.5

NONDURABLES                                      15.8          4.7

HEALTH                                           14.7          2.8

RETAIL & WHOLESALE                               9.6           11.7

FINANCE                                          8.6           10.0


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998 * AS OF APRIL 30, 1998 **
ROW: 1, COL: 1, VALUE: 97.09999999999999
ROW: 1, COL: 2, VALUE: 2.9
STOCKS 97.2%
SHORT-TERM
INVESTMENTS 2.8%
*FOREIGN
INVESTMENTS 3.4%
STOCKS 97.1%
SHORT-TERM
INVESTMENTS 2.9%
**FOREIGN
INVESTMENTS 2.0%
ROW: 1, COL: 1, VALUE: 97.2
ROW: 1, COL: 2, VALUE: 2.8




INVESTMENTS OCTOBER 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 97.1%

                                                       SHARES                VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.6%

Advanced Aerodynamics & Structures, Inc. Class A (a)    99,000               $ 272,250

BASIC INDUSTRIES - 4.5%

METALS & MINING - 3.4%

Aluminum Co. of America                                 20,700                1,640,475

PACKAGING & CONTAINERS - 0.6%

Crown Cork & Seal Co., Inc.                             9,400                 299,625

PAPER & FOREST PRODUCTS - 0.5%

Stone Container Corp. (a)                               25,500                243,844

TOTAL BASIC INDUSTRIES                                                        2,183,944

CONSTRUCTION & REAL ESTATE - 0.0%

REAL ESTATE - 0.0%

ResortQuest International, Inc. (a)                     300                   2,644

ENERGY - 5.1%

ENERGY SERVICES - 1.1%

Tidewater, Inc.                                         18,100                512,456

OIL & GAS - 4.0%

Burlington Resources, Inc.                              12,300                506,606

Conoco (a)                                              3,000                 74,625

Exxon Corp.                                             12,800                912,000

Texaco, Inc.                                            7,900                 468,569

                                                                              1,961,800

TOTAL ENERGY                                                                  2,474,256

FINANCE - 8.6%

FEDERAL SPONSORED CREDIT - 4.7%

Fannie Mae                                              28,900                2,046,481

Freddie Mac                                             4,500                 258,750

                                                                              2,305,231

INSURANCE - 3.1%

Allstate Corp.                                          10,700                460,769

MGIC Investment Corp.                                   14,300                557,700

SunAmerica, Inc.                                        7,200                 507,600

                                                                              1,526,069

COMMON STOCKS - CONTINUED

                                                       SHARES                VALUE (NOTE 1)

FINANCE - CONTINUED

SAVINGS & LOANS - 0.8%

Dime Bancorp, Inc.                                      15,200               $ 361,950

TOTAL FINANCE                                                                 4,193,250

HEALTH - 14.7%

DRUGS & PHARMACEUTICALS - 10.6%

American Home Products Corp.                            14,000                682,500

Amgen, Inc. (a)                                         24,000                1,885,500

Lilly (Eli) & Co.                                       26,200                2,120,558

Merck & Co., Inc.                                       3,500                 473,375

                                                                              5,161,933

MEDICAL EQUIPMENT & SUPPLIES - 4.1%

Abbott Laboratories                                     22,000                1,032,625

Johnson & Johnson                                       12,000                978,000

                                                                              2,010,625

TOTAL HEALTH                                                                  7,172,558

INDUSTRIAL MACHINERY & EQUIPMENT - 1.6%

ELECTRICAL EQUIPMENT - 1.6%

General Electric Co.                                    9,200                 805,000

MEDIA & LEISURE - 3.5%

BROADCASTING - 1.7%

Chris-Craft Industries, Inc.                            7,700                 343,131

MediaOne Group, Inc.                                    11,300                478,131

                                                                              821,262

RESTAURANTS - 1.8%

Tricon Global Restaurants, Inc. (a)                     20,900                909,150

TOTAL MEDIA & LEISURE                                                         1,730,412

NONDURABLES - 15.8%

BEVERAGES - 3.2%

Anheuser-Busch Companies, Inc.                          4,900                 291,244

Coors (Adolph) Co. Class B                              25,800                1,290,000

                                                                              1,581,244

COMMON STOCKS - CONTINUED

                                                       SHARES                VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - 6.1%

ConAgra, Inc.                                           16,800               $ 511,350

Heinz (H.J.) Co.                                        16,200                941,625

Horizon Organic Holding Corp. (a)                       500                   6,313

Quaker Oats Co.                                         25,300                1,494,281

                                                                              2,953,569

HOUSEHOLD PRODUCTS - 2.3%

Clorox Co.                                              10,300                1,125,275

TOBACCO - 4.2%

Philip Morris Companies, Inc.                           40,500                2,070,563

TOTAL NONDURABLES                                                             7,730,651

PRECIOUS METALS - 3.8%

Barrick Gold Corp.                                      45,200                960,892

Battle Mountain Gold Co.                                41,500                225,656

Homestake Mining Co.                                    55,400                657,875

                                                                              1,844,423

RETAIL & WHOLESALE - 9.6%

DRUG STORES - 2.3%

Walgreen Co.                                            23,100                1,124,681

GENERAL MERCHANDISE STORES - 2.1%

Wal-Mart Stores, Inc.                                   14,900                1,028,100

GROCERY STORES - 5.2%

Albertson's, Inc.                                       35,700                1,983,581

Safeway, Inc. (a)                                       11,200                535,500

                                                                              2,519,081

RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%

software.net Corp. (a)                                  100                   925

TOTAL RETAIL & WHOLESALE                                                      4,672,787

SERVICES - 0.0%

ADVERTISING - 0.0%

Young & Rubicam, Inc. (a)                               100                   2,613

COMMON STOCKS - CONTINUED

                                                       SHARES                VALUE (NOTE 1)

TECHNOLOGY - 19.8%

COMMUNICATIONS EQUIPMENT - 0.5%

Carrier Access Corp. (a)                                100                  $ 1,925

Jabil Circuit, Inc. (a)                                 5,500                 254,719

                                                                              256,644

COMPUTER SERVICES & SOFTWARE - 7.5%

America Online, Inc.                                    6,200                 787,788

broadcast.com, Inc. (a)                                 14,600                728,175

Ebay, Inc. (a)                                          100                   8,313

Inktomi Corp. (a)                                       100                   8,431

International Integration, Inc. (a)                     300                   4,500

Microsoft Corp. (a)                                     20,000                2,117,500

MicroStrategy, Inc. Class A (a)                         100                   2,438

                                                                              3,657,145

COMPUTERS & OFFICE EQUIPMENT - 7.6%

Comdisco, Inc.                                          54,900                847,519

Dell Computer Corp. (a)                                 12,600                825,300

EMC Corp. (a)                                           15,300                984,938

Read-Rite Corp. (a)                                     51,200                550,400

Seagate Technology, Inc. (a)                            19,300                509,038

                                                                              3,717,195

ELECTRONIC INSTRUMENTS - 1.3%

Teradyne, Inc. (a)                                      18,700                607,750

ELECTRONICS - 1.6%

Intel Corp.                                             8,900                 793,769

PHOTOGRAPHIC EQUIPMENT - 1.3%

Eastman Kodak Co.                                       8,400                 651,000

TOTAL TECHNOLOGY                                                              9,683,503

TRANSPORTATION - 3.2%

AIR TRANSPORTATION - 3.2%

Southwest Airlines Co.                                  73,950                1,566,816

UTILITIES - 6.3%

TELEPHONE SERVICES - 6.3%

AT&T Corp.                                              13,500                840,375

COMMON STOCKS - CONTINUED

                                                       SHARES                VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

MCI WorldCom, Inc. (a)                                  16,500               $ 911,625

U.S. WEST, Inc.                                         23,500                1,348,313

                                                                              3,100,313

TOTAL COMMON STOCKS                                                           47,435,420
(Cost $42,854,960)


CASH EQUIVALENTS - 2.9%



Taxable Central Cash Fund (b)           1,428,076                 1,428,076
(Cost $1,428,076)

TOTAL INVESTMENT IN SECURITIES - 100%                           $ 48,863,496
(Cost $44,283,036)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $44,454,415. Net unrealized appreciation aggregated $4,409,081, of which $4,949,666 related to appreciated investment securities and $540,585 related to depreciated investment securities.
The fund hereby designates approximately $1,162,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                     OCTOBER 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $44,283,036) -                  $ 48,863,496
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                           243,217

RECEIVABLE FOR FUND SHARES SOLD                                           6,096

DIVIDENDS RECEIVABLE                                                      52,006

INTEREST RECEIVABLE                                                       15,624

OTHER RECEIVABLES                                                         17,716

 TOTAL ASSETS                                                             49,198,155

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 1,004,874

PAYABLE FOR FUND SHARES REDEEMED                             136,463

ACCRUED MANAGEMENT FEE                                       12,042

OTHER PAYABLES AND ACCRUED EXPENSES                          42,220

 TOTAL LIABILITIES                                                        1,195,599

NET ASSETS                                                               $ 48,002,556

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                          $ 40,688,884

UNDISTRIBUTED NET INVESTMENT INCOME                                       236,418

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                     2,496,794
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 4,580,460

NET ASSETS, FOR 3,988,745 SHARES OUTSTANDING                             $ 48,002,556

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                      $12.03
PER SHARE ($48,002,556 (DIVIDED BY) 3,988,745 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $12.03)                    $12.40



STATEMENT OF OPERATIONS
                                                    YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                     $ 654,846
DIVIDENDS

INTEREST                                                               173,481

 TOTAL INCOME                                                          828,327

EXPENSES

MANAGEMENT FEE                                            $ 400,647
BASIC FEE

 PERFORMANCE ADJUSTMENT                                    (136,291)

TRANSFER AGENT FEES                                        229,002

ACCOUNTING FEES AND EXPENSES                               60,486

NON-INTERESTED TRUSTEES' COMPENSATION                      264

CUSTODIAN FEES AND EXPENSES                                12,022

REGISTRATION FEES                                          24,447

AUDIT                                                      24,180

LEGAL                                                      304

MISCELLANEOUS                                              196

 TOTAL EXPENSES BEFORE REDUCTIONS                          615,257

 EXPENSE REDUCTIONS                                        (21,718)    593,539

NET INVESTMENT INCOME                                                  234,788

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     2,431,161

 FOREIGN CURRENCY TRANSACTIONS                             (2,762)

 FUTURES CONTRACTS                                         162,344     2,590,743

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                (2,136,508)
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                        454,235

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 689,023
FROM OPERATIONS




STATEMENT OF CHANGES IN NET ASSETS
                                                         YEAR ENDED     NOVEMBER 12, 1996
                                                         OCTOBER 31,    (COMMENCEMENT
                                                         1998           OF OPERATIONS) TO
                                                                        OCTOBER 31,
                                                                        1997
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 234,788      $ (215,446)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                 2,590,743      4,617,164

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     (2,136,508)    6,716,968

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          689,023        11,118,686
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS     (4,205,729)    -

SHARE TRANSACTIONS                                        13,851,808     128,663,846
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            4,175,167      -

 COST OF SHARES REDEEMED                                  (59,290,859)   (47,170,280)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (41,263,884)   81,493,566
FROM SHARE TRANSACTIONS

REDEMPTION FEES                                           49,923         120,971

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (44,730,667)   92,733,223

NET ASSETS

 BEGINNING OF PERIOD                                      92,733,223     -

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 48,002,556   $ 92,733,223
INCOME OF $236,418, AND $0, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     1,156,083      11,647,888

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  368,181        -

 REDEEMED                                                 (4,884,415)    (4,298,992)

 NET INCREASE (DECREASE)                                  (3,360,151)    7,348,896




FINANCIAL HIGHLIGHTS
                                                                 YEARS ENDED OCTOBER 31,

                                                                   1998      1997 F
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 12.62   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                                     .04       (.04)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            (.03) G   2.64

 TOTAL FROM INVESTMENT OPERATIONS                                   .01       2.60

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (.61)     -

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .01       .02

NET ASSET VALUE, END OF PERIOD                                     $ 12.03   $ 12.62

TOTAL RETURN B, C                                                   .45%      26.20%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 48,003  $ 92,733

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             .91%      1.24% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    .88% E    1.24% A

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                .35%      (.35)% A

PORTFOLIO TURNOVER RATE                                             334%      296% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR THE PERIOD NOVEMBER 12, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN (LOSS) ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity TechnoQuant Growth Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, non-tax dividends, currency transactions, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
2. OPERATING POLICIES - CONTINUED
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $215,183,738 and $253,993,568, respectively.
The market value of futures contracts opened and closed during the period amounted to $19,456,835 and $19,619,179, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .39% of average net assets after the performance adjustment.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. For the period November 12, 1996 (commencement of operations) through December 31, 1997, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, voluntarily waived the sales charge (3% of the offering price) on the sale of shares. For the period January 1, 1998 through October 31, 1998, FDC received sales charges of $30,788 on sales of shares of the fund, all of which was retained by FDC.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .34% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $45,011 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $18,253 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,777 and $688, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity TechnoQuant Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity TechnoQuant Growth Fund (a fund of Fidelity Capital Trust) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity TechnoQuant Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1998

DISTRIBUTIONS


The Board of Trustees of Fidelity TechnoQuant voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE                12/15/97 12/7/98

RECORD DATE             12/12/97 12/4/98

DIVIDENDS               $ -      $.02

SHORT-TERM
CAPITAL GAINS           $.61     $.07

LONG-TERM
CAPITAL GAINS           $ -      $.17

LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate               -        -
 20% rate               -        100%

A total of 13% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500





INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

TQG-ANN-1298  66950
1.538682.101

CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuantGrowthSM Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDELITY_LOGO_GRAPHIC) (REGISTERED TRADEMARK)

Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(2_FIDELITY_LOGOS)

FIDELITY
VALUE
FUND

ANNUAL REPORT
OCTOBER 31, 1998

CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               6   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      9   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             10  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    19  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   23  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   28  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           29


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
What a difference one month can make. The stock and bond markets did an about-face in October, as renewed optimism in many emerging markets and more encouraging corporate earnings forecasts in the U.S. replaced the concerns that had shaped the financial markets in recent months. Equity markets worldwide bounced back strongly, while the major U.S. bond indexes were off slightly as the flight to safety eased.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1998      PAST 1  PAST 5   PAST 10
                                    YEAR    YEARS    YEARS

FIDELITY VALUE                      -1.33%  88.87%   266.86%

S&P 500 (REGISTERED TRADEMARK)      21.99%  162.65%  418.35%

CAPITAL APPRECIATION FUNDS AVERAGE  0.86%   81.75%   270.54%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 240 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1998           PAST 1  PAST 5  PAST 10
                                         YEAR    YEARS   YEARS

FIDELITY VALUE                           -1.33%  13.56%  13.88%

S&P 500                                  21.99%  21.33%  17.88%

CAPITAL APPRECIATION FUNDS AVERAGE       0.86%   11.75%  12.83%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Value                       S&P 500
             00039                       SP001
  1988/10/31      10000.00                    10000.00
  1988/11/30       9580.57                     9857.00
  1988/12/31       9794.85                    10029.50
  1989/01/31      10180.80                    10763.66
  1989/02/28       9948.48                    10495.64
  1989/03/31      10371.90                    10740.19
  1989/04/30      10941.45                    11297.61
  1989/05/31      11293.68                    11755.16
  1989/06/30      11619.67                    11688.15
  1989/07/31      12702.58                    12743.59
  1989/08/31      12751.29                    12993.37
  1989/09/30      12511.48                    12940.10
  1989/10/31      11675.88                    12639.89
  1989/11/30      11960.66                    12897.74
  1989/12/31      12042.28                    13207.29
  1990/01/31      10953.95                    12321.08
  1990/02/28      11016.26                    12480.02
  1990/03/31      11261.34                    12810.74
  1990/04/30      11165.80                    12490.47
  1990/05/31      11888.58                    13708.29
  1990/06/30      11527.19                    13615.08
  1990/07/31      11419.19                    13571.51
  1990/08/31      10418.09                    12344.64
  1990/09/30      10031.77                    11743.46
  1990/10/31       9807.46                    11692.96
  1990/11/30      10251.93                    12448.33
  1990/12/31      10498.23                    12795.64
  1991/01/31      11055.81                    13353.53
  1991/02/28      11722.29                    14308.30
  1991/03/31      11953.17                    14654.56
  1991/04/30      12109.99                    14689.73
  1991/05/31      12785.18                    15324.33
  1991/06/30      12192.75                    14622.48
  1991/07/31      12789.54                    15303.88
  1991/08/31      13098.82                    15666.59
  1991/09/30      12998.63                    15404.95
  1991/10/31      13151.10                    15611.38
  1991/11/30      12401.85                    14982.24
  1991/12/31      13248.30                    16696.21
  1992/01/31      13796.20                    16385.66
  1992/02/29      14335.11                    16598.67
  1992/03/31      14213.86                    16275.00
  1992/04/30      14613.55                    16753.48
  1992/05/31      14761.75                    16835.58
  1992/06/30      14568.64                    16584.73
  1992/07/31      15031.21                    17263.04
  1992/08/31      14680.91                    16909.15
  1992/09/30      14941.39                    17108.68
  1992/10/31      15004.26                    17168.56
  1992/11/30      15664.43                    17754.01
  1992/12/31      16050.37                    17972.38
  1993/01/31      16490.79                    18123.35
  1993/02/28      16577.06                    18369.83
  1993/03/31      17389.79                    18757.43
  1993/04/30      17485.14                    18303.50
  1993/05/31      17848.37                    18794.03
  1993/06/30      17848.37                    18848.54
  1993/07/31      18229.77                    18773.14
  1993/08/31      18865.42                    19484.64
  1993/09/30      18856.34                    19334.61
  1993/10/31      19423.90                    19734.84
  1993/11/30      19028.88                    19547.36
  1993/12/31      19731.86                    19783.88
  1994/01/31      20756.95                    20456.53
  1994/02/28      20570.57                    19902.16
  1994/03/31      19761.29                    19034.43
  1994/04/30      20217.43                    19278.07
  1994/05/31      20511.72                    19594.23
  1994/06/30      20492.10                    19114.17
  1994/07/31      21129.72                    19741.11
  1994/08/31      21880.14                    20550.50
  1994/09/30      21561.34                    20047.01
  1994/10/31      21929.19                    20498.07
  1994/11/30      20943.34                    19751.53
  1994/12/31      21237.15                    20044.45
  1995/01/31      20992.56                    20564.20
  1995/02/28      21622.24                    21365.58
  1995/03/31      22251.91                    21996.08
  1995/04/30      22756.69                    22643.87
  1995/05/31      23261.47                    23548.94
  1995/06/30      23532.07                    24095.98
  1995/07/31      24463.57                    24895.01
  1995/08/31      24739.38                    24957.49
  1995/09/30      25566.80                    26010.70
  1995/10/31      25041.20                    25917.84
  1995/11/30      26154.84                    27055.64
  1995/12/31      26999.19                    27576.73
  1996/01/31      27728.01                    28515.44
  1996/02/29      27820.48                    28779.78
  1996/03/31      28516.67                    29056.93
  1996/04/30      29267.25                    29485.23
  1996/05/31      29664.30                    30245.65
  1996/06/30      29408.66                    30360.89
  1996/07/31      27912.94                    29019.54
  1996/08/31      28935.47                    29631.56
  1996/09/30      29675.17                    31299.23
  1996/10/31      29909.05                    32162.46
  1996/11/30      31600.58                    34593.62
  1996/12/31      31548.94                    33908.32
  1997/01/31      32228.40                    36026.91
  1997/02/28      32558.94                    36309.36
  1997/03/31      32197.79                    34817.41
  1997/04/30      32436.52                    36896.01
  1997/05/31      35019.69                    39142.24
  1997/06/30      36598.97                    40895.81
  1997/07/31      39016.87                    44149.89
  1997/08/31      38196.62                    41676.62
  1997/09/30      39861.60                    43959.24
  1997/10/31      37180.49                    42491.01
  1997/11/30      37786.50                    44457.91
  1997/12/31      38198.73                    45221.26
  1998/01/31      38142.18                    45721.40
  1998/02/28      41082.72                    49018.83
  1998/03/31      42602.47                    51529.09
  1998/04/30      43245.71                    52047.47
  1998/05/31      42220.77                    51152.77
  1998/06/30      41718.90                    53230.60
  1998/07/31      39350.91                    52663.69
  1998/08/31      32904.35                    45049.58
  1998/09/30      33349.67                    47935.45
  1998/10/30      36686.05                    51834.52
IMATRL PRASUN   SHR__CHT 19981031 19981109 115708 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Value Fund on October 31, 1988. As the chart shows, by October 31, 1998, the value of the investment would have grown to $36,686 - a 266.86% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,835 - a 418.35% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
U.S. equity markets during the
one-year period that ended October
31, 1998, can be summarized in
five words - volatility and
interest-rate cuts. During the first
half of the period, U.S. stocks
posted strong gains as the positive
state of the domestic economy
drove the Dow Jones Industrial
Average and the Standard & Poor's
500 Index to record highs by
mid-July. Despite significant
weakness later in the summer, the
S&P 500 index returned 21.99% for
the 12-month period. On the
other hand, stock prices of smaller
U.S. companies posted weak
results. The Russell 2000 - a
popular measure of
small-capitalization stock
performance - returned -11.84%
during the period. Fueled by low
interest rates, low unemployment
and minimal inflationary pressure,
larger-cap stocks continued their
advance. While turmoil in overseas
markets caused the domestic
market to stumble during August
and September, in general, many
investors viewed the relative
stability of the U.S. economy as a
safe haven against global volatility.
Late in the period, the market
received another boost in the form
of two interest-rate cuts by the
Federal Reserve Board. On the
heels of the interest-rate cuts,
investor confidence improved
based on the belief that the U.S.
could avoid an economic
downturn.
An interview with Rich Fentin, Portfolio Manager of Fidelity Value
Fund
Q. RICH, HOW DID THE FUND PERFORM?
A. For the 12 months that ended October 31, 1998, the fund declined 1.33%. For the same 12-month period, the capital appreciation funds average tracked by Lipper Analytical Services returned 0.86% and the Standard & Poor's 500 Index returned 21.99%.
Q. WHAT FACTORS HELD BACK THE FUND'S PERFORMANCE?
A. Most of the period proved very difficult for value stocks. For much of the 12-month period, broad market averages like the S&P 500 were driven by the stellar performance of a very small, select group of blue-chip stocks. By definition, the fund could not have owned these stocks; they were not value stocks because they were selling at high valuation levels. As we entered the summer, continuing problems caused by economic crises in Southeast Asia sparked a flight to quality that was exacerbated in August when Russia defaulted on much of its short-term debt and devalued its currency. This climate was very hard on value stocks because the ensuing flight to quality saw investors abandon cheap stocks with questionable near-term prospects, instead opting for steady earnings growth stocks which were generally overvalued. Also, the fund's turnover was too low. That is, I tended to hold on to stocks for too long earlier in the period when the market was trending upward, "round tripping" many stocks as they rose in price but then declined back to their previous levels. To explain why this happened, it's important to understand how I manage the fund and what was happening at the time. I typically buy a stock selling at a cheap valuation, then sell it when I think it is fairly valued. With annual gains in the market ranging from 23% to more than 30% over the past three calendar years, there were many instances where stocks like this rose to well above fair valuation. In addition, even in such a positive market environment, some of the fund's stocks had not reached what I consider fair valuation. Unfortunately, in the market downturn, many value stocks fell back to very inexpensive valuations despite solid prospects. On the positive side, the fund still owns many of these stocks and I like their future prospects.
Q. AFTER THE MARKET'S SHARP DROP, YOU MUST HAVE FOUND A NUMBER OF VALUE OPPORTUNITIES . . .
A. Yes, I did. Many of them were in sectors that tend to be cyclical - they move in concert with the economy. With a great deal of uncertainty about worldwide economic growth, these kinds of stocks fell sharply. Among them were specialty chemical and energy companies and waste management firms. The fund's largest sector weightings are in cyclical sectors, including basic industries at 19.3% and energy at 9.7%, as well as industrial machinery and equipment at 8.8%. Some financials, including bank and brokerage stocks, also fell to attractive valuations.
Q. WHICH STOCKS PERFORMED WELL? WHICH WERE DISAPPOINTMENTS FOR THE
FUND?
A. On the plus side, the fund profited from Rubbermaid and First Brands, both of which were acquired by other companies. One of the benefits of value investing is that companies become so cheap that other corporations recognize them as values and purchase them to the benefit of the acquired company's shareholders. In addition, Micron Technology - one of the top manufacturers of DRAM memory chips for computers - benefited from sustained demand for PCs amid tighter DRAM supply, as well as from a positive acquisition of a part of Texas Instruments' business. R.R. Donnelly, a printer, saw its new management team increase returns while maintaining strong free cash generation, reducing debt and refocusing on the company's core business. On the negative side, Nalco Chemical, a specialty chemical manufacturer, had difficulty maintaining its profitability at a time when its main customers - steel, chemical and paper companies - suffered from falling demand due to worldwide economic slowdowns. Diminished demand from Russia and weather problems hurt Dole Food. I continue to invest in both Nalco and Dole because they are strong companies with solid long term prospects and large market shares in their industries, and their stocks were selling at attractive prices at the end of the period.
Q. WHAT'S YOUR OUTLOOK?
A. The blue-chip stocks that typically drive the performance of indexes like the S&P 500 are still selling at rich multiples fully reflecting their fundamentals - meaning their stock valuations fully reflect the companies' business prospects. On the other hand, there are many stocks of smaller companies that fell enormously in price. Their outlook is improving, but, even if they do perform well, they are small enough so that they won't move major indexes. Therefore, it's quite likely we may be entering a period when the average stock outperforms broader market averages, a good environment for value stocks. Further, the worldwide economic recovery many expect on the heels of declining interest rates in the U.S. and elsewhere could be choppy and its pace uncertain. Therefore, investors should expect overall best-case stock-market returns closer to the historical average of around 10% instead of the 20% to 30% we've seen over the past few years.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

RICH FENTIN ON VALUE STOCKS
AND THE RECENT MARKET
RECOVERY:
"This year's market fall and
subsequent recovery occurred in
fairly typical fashion. We saw a peak
in the market, followed by a sharp
fall and then a brisk rebound. It was
a value investor's heaven at the
bottom of the market. Many
appealing companies were selling at
very attractive valuations, such as
one times book value, single-digit
price-to-earnings ratios (P/Es) or a
low price-to-cash flow ratio.
"Since the market's bottom in
the third quarter, value stocks -
especially among small-  and
mid-capitalization companies -
have outperformed large-cap blue
chips. Once the flight to quality
played itself out, investors looked for
attractively valued opportunities
outside of the blue-chip universe,
and they found them in the
beaten-down small- and mid-cap
arena.
"One major factor that sparked the
recovery was that many central banks
around the world lowered interest
rates. By doing so, they increased
worldwide money supply and helped
increase liquidity, leading, we hope,
to a sustained worldwide economic
recovery. Historically, when money
flows around the world increase
following market declines like we
saw this year, it's a great environment
for value stocks. Thus far, the fund
has rebounded well from its bottom.
Where it goes from here depends on
how smoothly and at what pace a
worldwide economic recovery
proceeds. Monetary policy in the U.S.
and elsewhere will play a major role
in determining the results."

FUND FACTS
GOAL: seeks capital appreciation
by investing primarily in common
stocks of both domestic and
foreign issuers; the fund also
invests in companies that possess
valuable fixed assets or are
undervalued in the marketplace
FUND NUMBER: 039
TRADING SYMBOL: FDVLX
START DATE: December 1, 1978
SIZE: as of October 31, 1998,
more than $5.8 billion
MANAGER: Rich Fentin, since
1996; manager, Fidelity
Puritan Fund, 1987-1996;
Fidelity Value Fund, April
1992-December 1992;
Fidelity Growth Company
Fund, 1983-1987; joined
Fidelity in 1980
(checkmark)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF OCTOBER 31, 1998

                                       % OF FUND'S   % OF FUND'S INVESTMENTS
                                       INVESTMENTS   IN THESE STOCKS
                                                     6 MONTHS AGO

BROWNING-FERRIS INDUSTRIES, INC.        3.7           2.5

NALCO CHEMICAL CO.                      3.3           2.6

ALUMINUM CO. OF AMERICA                 3.0           2.0

DONNELLEY (R.R.) & SONS CO.             2.8           2.1

AMP, INC.                               2.6           2.0

DOLE FOOD, INC.                         2.5           2.4

DELUXE CORP.                            2.5           1.8

MICRON TECHNOLOGY, INC.                 2.5           1.3

FIRST BRANDS CORP.                      2.4           1.1

AMERADA HESS CORP.                      2.4           1.6


TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1998

                                                % OF FUND'S   % OF FUND'S INVESTMENTS
                                                INVESTMENTS   IN THESE MARKET SECTORS
                                                              6 MONTHS AGO

BASIC INDUSTRIES                                 19.3          19.1

TECHNOLOGY                                       12.6          10.4

ENERGY                                           9.7           9.9

INDUSTRIAL MACHINERY & EQUIPMENT                 8.8           9.3

SERVICES                                         7.4           6.4


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998 * AS OF APRIL 30, 1998 **
ROW: 1, COL: 1, VALUE: 93.90000000000001
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 6.1
STOCKS 98.2%
SHORT-TERM
INVESTMENTS 1.8%
*FOREIGN
INVESTMENTS 6.4%
STOCKS 93.9%
SHORT-TERM
INVESTMENTS 6.1%
**FOREIGN
INVESTMENTS 2.7%
ROW: 1, COL: 1, VALUE: 98.0
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 2.0




INVESTMENTS OCTOBER 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 93.1%

                                              SHARES                  VALUE (NOTE 1)
                                                                      (000S)

AEROSPACE & DEFENSE - 2.0%

GENCORP, INC. (B)                              2,178,400              $ 48,197

HARSCO CORP.                                   2,186,000               71,592

                                                                       119,789

BASIC INDUSTRIES - 19.0%

CHEMICALS & PLASTICS - 10.9%

CABOT CORP.                                    3,071,600               86,197

DOW CHEMICAL CO.                               21,000                  1,966

DU PONT (E.I.) DE NEMOURS & CO.                247,700                 14,243

FERRO CORP. (B)                                2,173,800               55,432

GEON CO.                                       158,100                 3,429

HANNA (M.A.) CO.                               618,000                 9,077

HERCULES, INC.                                 3,666,600               122,144

IMC GLOBAL, INC.                               1,112,000               28,912

LAWTER INTERNATIONAL, INC. (B)                 2,668,500               20,347

LYONDELL PETROCHEMICAL CO.                     8,700                   147

MORTON INTERNATIONAL, INC.                     10,000                  249

NALCO CHEMICAL CO. (B)                         6,266,600               193,873

OLIN CORP.                                     1,101,200               30,489

RAYCHEM CORP.                                  116,900                 3,573

UNION CARBIDE CORP.                            345,200                 13,290

W.R. GRACE & CO.                               270,000                 4,691

WITCO CORP.                                    2,636,200               49,594

                                                                       637,653

IRON & STEEL - 2.0%

ALLEGHENY TELEDYNE, INC.                       10,000                  206

INLAND STEEL INDUSTRIES, INC.                  653,642                 11,929

NUCOR CORP.                                    2,305,000               104,445

STEEL DYNAMICS, INC. (A)                       25,000                  341

                                                                       116,921

METALS & MINING - 3.4%

ALCAN ALUMINIUM LTD.                           661,579                 16,616

ALUMINUM CO. OF AMERICA                        2,264,600               179,470

RYERSON TULL, INC. CLASS A (A)(B)              527,400                 5,966

                                                                       202,052

PACKAGING & CONTAINERS - 0.2%

TUPPERWARE CORP.                               873,400                 13,592

COMMON STOCKS - CONTINUED

                                              SHARES                  VALUE (NOTE 1)
                                                                      (000S)

BASIC INDUSTRIES - CONTINUED

PAPER & FOREST PRODUCTS - 2.5%

ALBANY INTERNATIONAL CORP. CLASS A             178,370                $ 3,255

BOWATER, INC.                                  70,000                  2,857

CHAMPION INTERNATIONAL CORP.                   600,200                 19,169

CHESAPEAKE CORP. (B)                           1,171,400               40,999

FORT JAMES CORP.                               1,592,662               64,204

GEORGIA-PACIFIC CORP.                          305,400                 15,804

                                                                       146,288

TOTAL BASIC INDUSTRIES                                                 1,116,506

CONSTRUCTION & REAL ESTATE - 5.7%

BUILDING MATERIALS - 2.1%

AMERICAN STANDARD COMPANIES, INC. (A)          3,269,100               104,407

LILLY INDUSTRIES, INC. CLASS A                 100,500                 1,928

OWENS-CORNING                                  528,900                 19,206

                                                                       125,541

CONSTRUCTION - 0.1%

WIMPEY GEORGE PLC                              2,293,600               4,340

ENGINEERING - 3.3%

EG & G, INC. (B)                               4,097,900               102,960

FLUOR CORP.                                    1,486,500               57,695

STONE & WEBSTER, INC. (B)                      941,800                 30,020

                                                                       190,675

REAL ESTATE - 0.1%

FORTRESS INVESTMENT CORP. (A)(C)               250,000                 4,500

REAL ESTATE INVESTMENT TRUSTS - 0.1%

REDWOOD TRUST, INC.                            399,570                 5,494

STARWOOD HOTELS & RESORTS TRUST                70,000                  1,982

                                                                       7,476

TOTAL CONSTRUCTION & REAL ESTATE                                       332,532

DURABLES - 5.5%

AUTOS, TIRES, & ACCESSORIES - 0.9%

EATON CORP.                                    69,700                  4,718

FEDERAL SIGNAL CORP.                           1,000                   24

PEP BOYS-MANNY, MOE & JACK                     442,600                 6,916

COMMON STOCKS - CONTINUED

                                              SHARES                  VALUE (NOTE 1)
                                                                      (000S)

DURABLES - CONTINUED

AUTOS, TIRES, & ACCESSORIES - CONTINUED

REPUBLIC INDUSTRIES, INC. (A)                  2,548,200              $ 40,930

SNAP-ON, INC.                                  30,000                  1,063

                                                                       53,651

CONSUMER ELECTRONICS - 1.8%

WHIRLPOOL CORP.                                2,050,100               105,068

HOME FURNISHINGS - 0.6%

HEILIG-MEYERS CO. (B)                          4,763,500               36,619

TEXTILES & APPAREL - 2.2%

FRUIT OF THE LOOM, INC. CLASS A (A)            587,500                 8,959

LIZ CLAIBORNE, INC.                            147,000                 4,318

NIKE, INC. CLASS B                             731,900                 31,975

REEBOK INTERNATIONAL LTD. (A)                  1,930,400               32,093

STRIDE RITE CORP.                              31,500                  287

UNIFI, INC.                                    2,935,800               49,542

                                                                       127,174

TOTAL DURABLES                                                         322,512

ENERGY - 9.7%

ENERGY SERVICES - 0.4%

BAKER HUGHES, INC.                             10,000                  221

HALLIBURTON CO.                                550,000                 19,766

HELMERICH & PAYNE, INC.                        90,000                  2,143

SMITH INTERNATIONAL, INC.                      95,400                  3,428

                                                                       25,558

OIL & GAS - 9.3%

AMERADA HESS CORP.                             2,569,700               141,976

BURLINGTON RESOURCES, INC.                     2,119,100               87,280

ELF AQUITAINE                                  350,000                 40,600

ENRON OIL & GAS CO.                            351,400                 5,864

KERR-MCGEE CORP.                               286,700                 11,432

OCCIDENTAL PETROLEUM CORP.                     4,053,900               80,571

PHILLIPS PETROLEUM CO.                         267,000                 11,548

RIO ALTO EXPLORATION LTD. (A)                  90,000                  980

TOSCO CORP.                                    892,600                 25,049

TOTAL SA CLASS B                               445,000                 52,065

ULTRAMAR DIAMOND SHAMROCK CORP.                10,000                  269

COMMON STOCKS - CONTINUED

                                              SHARES                  VALUE (NOTE 1)
                                                                      (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

UNOCAL CORP.                                   275,077                $ 9,335

USX-MARATHON GROUP                             1,084,100               35,437

VALERO ENERGY CO.                              559,200                 13,980

WEATHERFORD INTERNATIONAL, INC. (A)            983,674                 26,744

                                                                       543,130

TOTAL ENERGY                                                           568,688

FINANCE - 0.7%

INSURANCE - 0.7%

AETNA, INC.                                    550,200                 41,059

LOEWS CORP.                                    10,000                  939

                                                                       41,998

SECURITIES INDUSTRY - 0.0%

LEHMAN BROTHERS HOLDINGS, INC.                 11,000                  417

TOTAL FINANCE                                                          42,415

HEALTH - 3.3%

MEDICAL EQUIPMENT & SUPPLIES - 1.9%

BAUSCH & LOMB, INC.                            2,576,700               107,416

MILLIPORE CORP.                                148,200                 3,649

                                                                       111,065

MEDICAL FACILITIES MANAGEMENT - 1.4%

HEALTHSOUTH CORP. (A)                          130,000                 1,576

QUEST DIAGNOSTICS, INC. (A)                    737,700                 12,264

UNITED HEALTHCARE CORP.                        1,605,300               69,931

                                                                       83,771

TOTAL HEALTH                                                           194,836

INDUSTRIAL MACHINERY & EQUIPMENT - 8.8%

ELECTRICAL EQUIPMENT - 1.8%

AMETEK, INC. (B)                               3,305,000               70,025

PHILIPS ELECTRONICS NV (NY SHARES)             87,800                  4,818

SCIENTIFIC-ATLANTA, INC.                       2,029,300               30,313

                                                                       105,156

COMMON STOCKS - CONTINUED

                                              SHARES                  VALUE (NOTE 1)
                                                                      (000S)

INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%

HARNISCHFEGER INDUSTRIES, INC.                 1,832,600              $ 17,295

UNOVA, INC.                                    229,800                 3,318

                                                                       20,613

POLLUTION CONTROL - 6.6%

ALLIED WASTE INDUSTRIES, INC. (A)              20,000                  433

BROWNING-FERRIS INDUSTRIES, INC.               6,142,900               217,682

OGDEN CORP.                                    1,199,800               32,245

SAFETY-KLEEN CORP. (A)                         600,000                 1,838

WASTE MANAGEMENT, INC.                         3,043,622               137,343

                                                                       389,541

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                 515,310

MEDIA & LEISURE - 1.9%

BROADCASTING - 0.0%

NIELSEN MEDIA RESEARCH, INC. (A)               80,000                  1,135

LEISURE DURABLES & TOYS - 0.2%

BRUNSWICK CORP.                                550,600                 10,702

LODGING & GAMING - 0.7%

GTECH HOLDINGS CORP. (A)                       658,000                 15,792

HARRAH'S ENTERTAINMENT, INC. (A)               100,000                 1,413

MIRAGE RESORTS, INC. (A)                       1,582,300               26,800

                                                                       44,005

PUBLISHING - 1.0%

BANTA CORP. (B)                                2,103,000               52,312

HARCOURT GENERAL, INC.                         112,200                 5,463

                                                                       57,775

TOTAL MEDIA & LEISURE                                                  113,617

NONDURABLES - 5.8%

FOODS - 2.7%

CORN PRODUCTS INTERNATIONAL, INC.              260,100                 7,413

DOLE FOOD, INC. (B)                            4,918,100               148,158

IBP, INC.                                      80,000                  2,165

                                                                       157,736

COMMON STOCKS - CONTINUED

                                              SHARES                  VALUE (NOTE 1)
                                                                      (000S)

NONDURABLES - CONTINUED

HOUSEHOLD PRODUCTS - 3.1%

FIRST BRANDS CORP. (B)                         3,821,100              $ 144,247

PREMARK INTERNATIONAL, INC.                    236,100                 7,481

RUBBERMAID, INC.                               996,300                 33,065

                                                                       184,793

TOTAL NONDURABLES                                                      342,529

PRECIOUS METALS - 0.2%

AGNICO-EAGLE MINES LTD.                        1,184,800               5,913

NEWMONT MINING CORP.                           270,200                 5,742

                                                                       11,655

RETAIL & WHOLESALE - 6.3%

APPAREL STORES - 3.7%

ANNTAYLOR STORES CORP. (A)(B)                  1,870,600               54,247

CHARMING SHOPPES, INC. (A)                     647,500                 2,428

FILENE'S BASEMENT CORP. (A)(B)                 1,927,310               3,674

INTIMATE BRANDS, INC. CLASS A (B)              2,695,100               60,303

LIMITED, INC. (THE)                            3,776,921               96,784

                                                                       217,436

GENERAL MERCHANDISE STORES - 2.4%

CONSOLIDATED STORES CORP. (A)                  781,250                 12,842

FEDERATED DEPARTMENT STORES, INC. (A)          3,313,800               127,374

                                                                       140,216

RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%

BRYLANE, INC. (A)                              351,100                 5,661

IKON OFFICE SOLUTIONS, INC.                    400,000                 3,775

                                                                       9,436

TOTAL RETAIL & WHOLESALE                                               367,088

SERVICES - 7.4%

PRINTING - 6.4%

DELUXE CORP. (B)                               4,540,100               146,986

DONNELLEY (R.R.) & SONS CO.                    3,802,400               163,979

COMMON STOCKS - CONTINUED

                                              SHARES                  VALUE (NOTE 1)
                                                                      (000S)

SERVICES - CONTINUED

PRINTING - CONTINUED

HARLAND (JOHN H.) CO. (B)                      2,199,700              $ 31,896

REYNOLDS & REYNOLDS CO. CLASS A                1,959,500               35,271

                                                                       378,132

SERVICES - 1.0%

MANPOWER, INC.                                 540,300                 13,035

SOTHEBY'S HOLDINGS, INC. CLASS A               1,981,100               42,841

                                                                       55,876

TOTAL SERVICES                                                         434,008

TECHNOLOGY - 12.6%

COMPUTER SERVICES & SOFTWARE - 2.1%

AUTODESK, INC.                                 20,000                  624

ELECTRONIC DATA SYSTEMS CORP.                  1,910,300               77,725

NCR CORP. (A)                                  91,325                  3,071

WANG LABORATORIES, INC. (A)                    1,845,751               39,453

                                                                       120,873

COMPUTERS & OFFICE EQUIPMENT - 2.8%

APPLE COMPUTER, INC. (A)                       988,700                 36,705

SEAGATE TECHNOLOGY, INC. (A)                   705,400                 18,605

SILICON GRAPHICS, INC. (A)                     110,000                 1,238

UNISYS CORP. (A)                               3,990,300               106,242

                                                                       162,790

ELECTRONIC INSTRUMENTS - 0.4%

APPLIED MATERIALS, INC. (A)                    350,000                 12,141

VARIAN ASSOCIATES, INC.                        352,500                 13,792

                                                                       25,933

ELECTRONICS - 5.5%

AMP, INC.                                      3,642,777               149,582

METHODE ELECTRONICS, INC. CLASS A              401,688                 6,176

MICRON TECHNOLOGY, INC. (A)                    3,854,400               146,467

MOTOROLA, INC.                                 266,600                 13,863

TOKYO ELECTRON LTD.                            134,000                 4,372

VISHAY INTERTECHNOLOGY, INC.                   169,600                 2,565

                                                                       323,025

COMMON STOCKS - CONTINUED

                                              SHARES                  VALUE (NOTE 1)
                                                                      (000S)

TECHNOLOGY - CONTINUED

PHOTOGRAPHIC EQUIPMENT - 1.8%

POLAROID CORP. (B)                             4,028,800              $ 107,015

TOTAL TECHNOLOGY                                                       739,636

TRANSPORTATION - 1.9%

RAILROADS - 0.7%

CSX CORP.                                      1,010,600               39,666

TRUCKING & FREIGHT - 1.2%

CNF TRANSPORTATION, INC.                       1,416,000               42,834

LAIDLAW, INC.                                  2,900,000               26,972

                                                                       69,806

TOTAL TRANSPORTATION                                                   109,472

UTILITIES - 2.3%

CELLULAR - 0.3%

SKYTEL COMMUNICATIONS, INC. (A)                1,077,000               17,838

TELEPHONE SERVICES - 2.0%

COMSAT CORP. SERIES 1                          399,100                 15,740

MCI WORLDCOM, INC. (A)                         1,870,500               103,345

                                                                       119,085

TOTAL UTILITIES                                                        136,923

TOTAL COMMON STOCKS                                                    5,467,516
(COST $5,658,266)



CONVERTIBLE PREFERRED STOCKS - 0.8%



BASIC INDUSTRIES - 0.3%

PACKAGING & CONTAINERS - 0.3%

OWENS-ILLINOIS, INC. $2.375                             400,000            16,050

ENERGY - 0.0%

OIL & GAS - 0.0%

CHESAPEAKE ENERGY CORP. $3.50 (A)(C)                    79,000             1,541

CONVERTIBLE PREFERRED STOCKS - CONTINUED

                                                       SHARES             VALUE (NOTE 1)
                                                                          (000S)

FINANCE - 0.5%

CLOSED END INVESTMENT COMPANY - 0.3%

READERS DIGEST AUTOMATIC COMMON EXCHANGE TRUST $1.93    865,000           $ 19,463
TRACES

CREDIT & OTHER FINANCE - 0.2%

UNION PACIFIC CAPITAL TRUST $3.125 TIDES (C)            268,000            12,328

TOTAL FINANCE                                                              31,791

TOTAL CONVERTIBLE PREFERRED STOCKS                                         49,382
(COST $58,192)


CASH EQUIVALENTS - 6.1%



TAXABLE CENTRAL CASH FUND (D)           357,045,810                357,046
(COST $357,046)

TOTAL INVESTMENT IN SECURITIES - 100%                              $ 5,873,944
(COST $6,073,504)

PREFERRED STOCK ABBREVIATIONS
TIDES - Term Income Deferred Equity
  Securities
TRACES - Trust Automatic Common
  Exchange Securities
LEGEND
(a) Non-income producing
(b) Affiliated company (see Note 6 of Notes to Financial Statements).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $18,369,000 or 0.3% of net assets.
(d) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.96%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $6,076,194,000. Net unrealized depreciation aggregated $202,250,000, of which $641,364,000 related to appreciated investment securities and $843,614,000 related to depreciated investment securities.
The fund hereby designates approximately $941,186,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                        OCTOBER 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $6,073,504) -                     $ 5,873,944
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                             34,264

RECEIVABLE FOR FUND SHARES SOLD                                             8,896

DIVIDENDS RECEIVABLE                                                        4,964

INTEREST RECEIVABLE                                                         595

OTHER RECEIVABLES                                                           363

 TOTAL ASSETS                                                               5,923,026

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                $ 14,231

PAYABLE FOR FUND SHARES REDEEMED                                  14,086

ACCRUED MANAGEMENT FEE                                            1,527

OTHER PAYABLES AND ACCRUED EXPENSES                               1,266

 TOTAL LIABILITIES                                                          31,110

NET ASSETS                                                                 $ 5,891,916

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                            $ 4,989,061

UNDISTRIBUTED NET INVESTMENT INCOME                                         79,241

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                       1,023,067
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                   (199,453)
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 113,529 SHARES OUTSTANDING                                 $ 5,891,916

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                        $51.90
PER SHARE ($5,891,916 (DIVIDED BY) 113,529 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                                    YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                         $ 111,217
DIVIDENDS (INCLUDING $30,024 RECEIVED FROM
AFFILIATED ISSUERS)

INTEREST                                                                   13,590

 TOTAL INCOME                                                              124,807

EXPENSES

MANAGEMENT FEE                                              $ 44,105
BASIC FEE

 PERFORMANCE ADJUSTMENT                                      (13,460)

TRANSFER AGENT FEES                                          14,521

ACCOUNTING FEES AND EXPENSES                                 824

NON-INTERESTED TRUSTEES' COMPENSATION                        39

CUSTODIAN FEES AND EXPENSES                                  295

REGISTRATION FEES                                            97

AUDIT                                                        79

LEGAL                                                        33

MISCELLANEOUS                                                38

 TOTAL EXPENSES BEFORE REDUCTIONS                            46,571

 EXPENSE REDUCTIONS                                          (1,124)       45,447

NET INVESTMENT INCOME                                                      79,360

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN (LOSS) OF    1,027,207
$33,438 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                               (95)          1,027,112

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                       (1,110,397)

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                58            (1,110,339)

NET GAIN (LOSS)                                                            (83,227)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ (3,867)
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED        YEAR ENDED
                                                         OCTOBER 31, 1998  OCTOBER 31, 1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 79,360          $ 75,397
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 1,027,112         1,174,950

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     (1,110,339)       317,278

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (3,867)           1,567,625
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (61,528)          (66,150)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (1,018,942)       (738,893)

 TOTAL DISTRIBUTIONS                                      (1,080,470)       (805,043)

SHARE TRANSACTIONS                                        1,377,920         2,482,105
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            1,057,163         789,418

 COST OF SHARES REDEEMED                                  (3,313,657)       (3,113,462)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (878,574)         158,061
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,962,911)       920,643

NET ASSETS

 BEGINNING OF PERIOD                                      7,854,827         6,934,184

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 5,891,916       $ 7,854,827
INCOME OF $79,241 AND $70,900, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     24,263            43,542

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  19,408            15,352

 REDEEMED                                                 (59,462)          (55,676)

 NET INCREASE (DECREASE)                                  (15,791)          3,218




FINANCIAL HIGHLIGHTS
                                               YEARS ENDED OCTOBER 31,

                                    1998      1997     1996     1995     1994
SELECTED PER-SHARE DATA

NET ASSET VALUE,                    $ 60.74   $ 54.99  $ 48.12  $ 44.71  $ 42.78
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME B             .60       .58      .70      .70      .54

 NET REALIZED AND                    (1.01)    11.62    8.38     5.16     4.53
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT               (.41)     12.20    9.08     5.86     5.07
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (.48)     (.53)    (.48)    (.17)    (.34)

 FROM NET REALIZED GAIN              (7.95)    (5.92)   (1.73)   (2.28)   (2.80)

 TOTAL DISTRIBUTIONS                 (8.43)    (6.45)   (2.21)   (2.45)   (3.14)

NET ASSET VALUE, END OF PERIOD      $ 51.90   $ 60.74  $ 54.99  $ 48.12  $ 44.71

TOTAL RETURN A                       (1.33)%   24.31%   19.44%   14.19%   12.90%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 5,892   $ 7,855  $ 6,934  $ 5,063  $ 3,715
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE         .63%      .68%     .89%     .97%     1.10%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE         .61% C    .66% C   .88% C   .96% C   1.08% C
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO    1.06%     1.01%    1.34%    1.58%    1.29%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              36%       56%      112%     125%     112%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Value Fund (the fund) is a fund of Fidelity Capital Trust
(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,580,047,000 and $4,413,809,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .41% of average net assets after the performance adjustment.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,214,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $997,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,000 and $125,000 under these arrangements.
6. TRANSACTIONS WITH
AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS         PURCHASE              SALES                 DIVIDEND                 VALUE
AFFILIATE                    COST                  COST                  INCOME
AMETEK, Inc.                 $ -                   $ -                   $ 794                    $ 70,025
AnnTaylor Stores Corp.         6,282                 -                     -                        54,247
Banta Corp.                    15,548                -                     983                      52,312
Chesapeake Corp.               2,445                 -                     692                      40,999
Deluxe Corp..                  -                     -                     6,719                    146,986
Dole Food, Inc.                58,583                18,086                1,766                    148,158
EG & G, Inc..                   585                  -                     2,295                    102,960
Ferro Corp.                     8,157                -                     244                      55,432
Filene's Basement Corp.         -                    -                     -                        3,674
First Brands Corp..             21,151               -                     1,362                    144,247
GenCorp, Inc.                   2,070                -                     327                      48,197
Harland (John H.) Co..          3,341                -                     660                      31,896
Heilig-Meyers Co.               -                    -                     1,334                    36,619
Intimate Brands, Inc. Class A   -                    -                     1,482                    60,303
Lawter International, Inc.      -                    -                     1,067                    20,347
Nalco Chemical Co..             106,679              -                     4,984                    193,873
Polaroid Corp.                  67,263               5,812                 1,990                    107,015
Rubbermaid, Inc.                12,151               53,154                2,507                    -
6. TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
AMOUNTS IN THOUSANDS          PURCHASE             SALES                 DIVIDEND                 VALUE
AFFILIATE                     COST                 COST                  INCOME
Ryerson Tull, Inc. Class A    $ -                  $ -                   $ -                      $5,966
Safety Kleen Corp.              -                    34,043                -                       -
Sotheby's Holdings, Inc.
Class A                         -                    -                     396                     -
Stone & Webster, Inc..          4,812                13                    422                     30,020
TOTALS                        $ 309,067            $ 111,108             $ 30,024                $ 1,353,276


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Value Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Value Fund (a fund of Fidelity Capital Trust) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Value Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1998

DISTRIBUTIONS


The Board of Trustees of Fidelity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE          12/8/97 12/7/98

RECORD DATE       12/5/97 12/4/98

DIVIDENDS         $.48    $.55

SHORT-TERM
CAPITAL GAINS     $ 2.29  $1.13

LONG-TERM
CAPITAL GAINS     $ 5.66  $ 6.02

LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate         53.17%  -
 20% rate         46.83%  100%

A total of .58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.


A total of 28% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard Spillane, Jr., Vice President
Richard B. Fentin, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

VAL-ANN-1298  66786
1.538531.101

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
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THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
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 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDELITY_LOGO_GRAPHIC) (REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com